SECURITIES ACT FILE NO. 33-12213
                                        INVESTMENT COMPANY ACT FILE NO. 811-5037
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |_|
                        Pre-Effective Amendment No.                         |_|

                         Post Effective Amendment No. 36                    |X|

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |_|

                                 Amendment No. 37                           |X|

                        (Check appropriate box or boxes)
                        PROFESSIONALLY MANAGED PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)

                              479 West 22nd Street
                               New York, NY 10011

               Registrant's Telephone Number, including Area Code:
                                 (212) 633-9700

                               Steven J. Paggioli
                        Professionally Managed Portfolios
                              479 West 22nd Street
                               New York, NY 10011

                     (Name and Address of Agent for Service)

                                    Copy to:


                               Julie Allecta, Esq.
                        Paul, Hastings, Janofsky & Walker
                              345 California Street
                             San Francisco, CA 94104
                            ------------------------


|_| Immediately upon filing pursuant to paragraph (b)

|X| On July 18, 1997 pursuant to paragraph (b)

|_| 60 days after filing pursuant to paragraph (a)(1)

|_| On             pursuant to paragraph (a)(1)

|_| 75 days after filing pursuant to paragraph (a)(2)

|_| On             pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------


     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares of beneficial interest, no par value. The most current notice required by Rule 24f-2 was filed on June 25, 1997.

                    CROSS REFERENCE SHEET
                 (as required by Rule 495)

N-1A Item No.                                       Location

Part A

Item 1.  Cover Page...........................      Cover Page
Item 2.  Synopsis.............................      Expense
                                                    Table

Item 3.  Financial Highlights.................      Financial
                                                    Highlights

Item 4.  General Description of Registrant....      Objective and
                                                    Investment
                                                    Approach of the
                                                    Fund

Item 5.  Management of the Fund...............      Management
                                                    of the Fund

Item 5A  Management's Discussion of Fund            See Annual
         Performance                                Reports to
                                                    Shareholders

Item 6.  Capital Stock and Other Securities. . .    Distributions
                                                    and Taxes;
                                                    How the
                                                    Fund's Per
                                                    Share Value
                                                    is Determined

Item 7.  Purchase of Securities Being Offered . .   How to Invest
                                                    in the Fund;
                                                    How the
                                                    Fund's Per
                                                    Share Value
                                                    is Determined

Item 8.  Redemption or Repurchase. . . . . . . .    How to Redeem
                                                    an Investment
                                                    in the Fund

Item 9.  Pending Legal Proceedings . . . . . . .    N/A


Part B

Item 10. Cover Page .............................   Cover Page

Item 11. Table of Contents.......................   Table of
                                                    Contents

Item 12. General Information and History . . . .    The Trust;
                                                    General
                                                    Information

Item 13  Investment Objectives and Policies ....    Investment
                                                    Objective and
                                                    Policies;
                                                    Investment
                                                    Restrictions

Item 14. Management of the Fund...................  Trustees and
                                                    Executive Officers

Item 15. Control Persons and Principal Holders
         of Securities............................  General Information

Item 16. Investment Advisory and Other Services.... The Fund's Investment
                                                    Advisor; the Fund's
                                                    Administrator; General
                                                    Information

Item 17. Brokerage Allocation...................... Execution of
                                                    Portfolio
                                                    Transactions


Item 18. Capital Stock and Other Securities........ General
                                                    Information

Item 19. Purchase, Redemption and Pricing of
         Shares Being Offered..............         Additional
                                                    Purchase &
                                                    Redemption
                                                    Information

Item 20. Tax Status..............................   Distributions
                                                    & Tax Infor-
                                                    mation

Item 21. Underwriters............................   The Fund's
                                                    Distributor

Item 22. Performance Information..................  Performance
                                                    Information

Item 23. Financial Statements....................   N/A


Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement

                           AVONDALE TOTAL RETURN FUND

                                 1105 Holliday
                           Wichita Falls, Texas 76301
                                 (817) 761-3777

     The AVONDALE TOTAL RETURN FUND (the "Fund") is a mutual fund with the investment objective of seeking the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in higher quality fixed income obligations and equity securities (common and preferred stocks). The balance between debt and equity securities will be adjusted based upon the market interpretation of the Manager of the Fund.


     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated August 1, 1997, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Fund at the address given above.



TABLE OF CONTENTS

     Expense Table                                    2
     Financial Highlights                             3
     Objective and Investment Approach of the Fund    4
     Management of the Fund                           6
     How To Invest in the Fund                        6
     How To Redeem an Investment in the Fund          8
     Services Available to the Fund's Shareholders    9
     How the Fund's Per Share Value Is Determined     10
     Distributions and Taxes                          10
     General Information                              11





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated August 1, 1997


     The AVONDALE TOTAL RETURN FUND (the "Fund") is a diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares of the Fund may be purchased at their net asset value per share. The minimum initial investment is $1,000, with subsequent investments of $250 or more ($500 and $100, respectively, for retirement plans). Shares will be redeemed at net asset value per share.

EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchases                None
     Maximum Sales Load Imposed on Reinvested Dividends     None
     Deferred Sales Load                                    None
     Redemption Fees                                        None
     Exchange Fee                                           None

Annual Fund Operating Expenses
   (As a percentage of average net assets)

     Management Fees                                        0.70%
     Other Expenses                                         1.13%
     Total Fund Operating Expenses                          1.83%


Example

This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period
                     1 Year        3 Years        5 Years        10 Years
                     $18             $57             $98             $211


     The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund." FINANCIAL HIGHLIGHTS For a share outstanding throughout each period.


     The following information has been audited by Tait, Weller & Baker, independent accountants, whose unqualified report covering the fiscal period ended March 31, 1997 is incorporated by reference herein and appears in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes which appear in the annual report and are incorporated by reference into the Statement of Additional Information. Further information about the Fund's performance is contained in its annual report, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover.

                                                                                                            October 12, 1988*
                              Year Ended March 31,                                                           to March 31,

                            1997      1996      1995      1994      1993      1992      1991      1990      1989
Net Asset Value,
beginning of period         $27.76    $23.58    $22.93    $24.78    $24.19    $22.44    $20.76    $19.84    $20.00

Income from Investment Operations:
     Net investment income     .18       .27       .23       .26       .46       .51       .75       .88       .48
     Net realized and
        unrealized (loss) gain
      on investments           .14      6.00      1.49      (.44)     1.62      1.92      1.46      1.13      (.14)
     Total from investment
        operations             .32      6.27      1.72      (.18)     2.08      2.43      2.21        2.01     .34
Less Distributions:
     Dividends (from net
        investment income     (.28)     (.27)     (.23)     (.35)     (.49)     (.68)     (.53)     (.79)     (.50)
     Distributions (from
        net capital gains)   (1.67)    (1.82)     (.84)    (1.32)    (1.00)       -0-     -0-       (.30)       -0-
     Total distributions     (1.95)    (2.09)    (1.07)    (1.67)    (1.49)     (.68)     (.53)    (1.09)     (.50)

Net Asset Value,
end of period               $26.13    $27.76    $23.58    $22.93    $24.78    $24.19    $22.44    $20.76    $19.84

     Total Return             1.10%    26.67%     7.82%    (0.82)%    9.19%    11.07%    10.90%    10.13%     1.72%

Net Assets, end of period
(millions)                  $  9.9     $ 9.8     $ 6.9     $ 7.4    $ 7.6     $ 7.8     $ 5.4     $ 2.4     $ 0.7

Ratios/Supplemental Data:
Ratios of expenses to
average net assets:
     Before expense
        reimbursement          1.83%     1.69%     1.77%     1.83%    1.78%     2.13%    2.58%    4.27%     9.33%+
     After expense
        reimbursement          1.83%     1.69%     1.77%     1.83%    1.78%     1.96%    1.98%    1.92%     1.30%+
Ratios of net income (loss)
to average net assets:
     Before expense
        reimbursement          0.62%     1.03%     0.96%     1.09%    1.97%     2.00%    3.02%    1.81%     (2.63)%+
     After expense
        reimbursement          0.62%     1.03%     0.96%     1.09%    1.97%     2.17%    3.62%    4.16%      5.40%+

Portfolio turnover rate       40.87%    52.25%    52.24%    73.65%  157.64%    59.58%   65.51%   99.50%     60.82%+

Average commission rate
paid per share            $   .1000     -         -         -           -         -        -        -           -

* Effective date of the Fund's initial registration under the Securities Act of 1933.



For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 + Annualized.

OBJECTIVE AND INVESTMENT APPROACH OF THE FUND

     The investment objective of the Fund is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in higher quality fixed income debt securities and equity securities. There is, of course, no assurance that the Fund's objective will be achieved, and the Fund's net asset value per share will fluctuate as the market value of its investment portfolio fluctuates.

     General Policies. The Fund will normally invest in fixed income debt securities, common stocks, securities convertible into common stocks, and preferred stocks.

     The Fund's investment manager, Herbert R. Smith, Incorporated, (the "Manager") has the flexibility to select among different types of investments for growth and income and to alter the composition of the portfolio as economic and market trends change. The Fund may invest up to 100% of the value of its total assets in higher quality debt securities which, at the time of purchase, are rated A or better by either Moody's Investors service ("Moody's") or by Standard & Poor's Corporation ("S&P") or, if unrated, are judged by the Manager to be of comparable quality to such rated securities. An Appendix in the Statement of Additional Information contains a complete description of the applicable ratings of Moody's and S&P.

     Up to 85% of the Fund's total assets at any time may be invested in equity securities (common and preferred stocks). For defensive purposes or pending longer-term investment, the Fund also may temporarily invest any amount of its assets in high quality short-term money market instruments rated in the top two grades by Moody's or S&P or, if unrated, instruments deemed to be of comparable quality by the Fund's Manager.

     The average dollar-weighted effective maturity of the Fund's debt security portfolio will not exceed 10 years, and no debt security will have an effective maturity exceeding 15 years.

     The Fund is diversified, which under applicable federal law means that as to 75% of its total assets, no more than 5% may be invested in securities of a single issuer and that no more than 10% of its total assets may be invested in the voting securities of such issuer.

     Investment Approach. The Manager is a risk-averse investor. The Manager follows a dual screen process it has developed that uses a combination of fundamental and technical analysis.

     Fundamental analysis with respect to debt securities is concerned with the present and future state of the economy, monetary conditions, the outlook for interest rates and the creditworthiness of the issuer. Technical analysis studies and tracks various economic data as well as supply and demand factors such as price movements and trading volume. From this dual analysis, the Manager develops its policy regarding maturity and duration of debt securities. It pays close attention to the yield curve, i.e., the yields to be earned by investing in various maturities.

     Fundamental analysis with respect to equity securities is concerned with the business value of the individual company as well as the economy and factors relating to the company's prospects for increased earnings and a higher stock price. In the equity area, technical analysis focuses on supply and demand conditions for a stock, or the stock market as a whole, as revealed by price movements, money flow, trading volume and other factors. Using this dual analysis, the Manager is able to identify individual stocks, industries and industry groups whose statistical patterns are weakening or strengthening.

     Foreign Securities. The Fund may invest up to 15% of its assets in foreign securities. These include U.S. Dollar denominated securities of foreign issuers, securities of foreign issuers that are listed and traded on a domestic national securities exchange, and American Depositary Receipts ("ADR's"). ADR's are receipts typically issued by a U.S. bank or trust company evidencing ownership of underling foreign securities.

     There are risks associated with investing in foreign securities. There may be less publicly available information about these issuers than is available about companies in the U.S., and foreign auditing requirements may not be comparable to those in the U.S. Interest or dividends on foreign securities may be subject to foreign withholding taxes. Investments in foreign countries may be subject to the possibility of expropriation or confiscatory taxation, exchange controls, political or social instability or diplomatic developments that could adversely affect the value of those investments. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments.

     Securities Lending. In order to generate additional income, the Fund may lend up to 30% of its portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Fund's Manager or Distributor and whose creditworthiness is acceptable to the Manager. The borrower must deliver to the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned at all times during the loan. During the time the portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit.

     Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Manager monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions, and the Fund will not invest more than 15% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days.


     When-Issued Securities. The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund's net asset value. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund limits its investments in when-issued securities to less than 5% of its total assets. When the Fund purchases securities on a when-issued basis, it segregates liquid assets with its Custodian in an amount equal to the purchase price as long as the obligation to purchase continues.


     Portfolio Turnover. The annual rate of portfolio turnover is anticipated to be less than 100%. However, under certain market conditions, the Fund may experience a higher rate of portfolio turnover. In general, the Manager will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund, and may increase realized capital gains which are taxable to Fund shareholders when distributed.

     Investment   Restrictions.   The  Fund  has  adopted   certain   investment
restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

MANAGEMENT OF THE FUND


     The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Herbert R. Smith, Incorporated, 1105 Holliday, Wichita Falls, Texas 76301, the Fund's Manager, has been in the investment advisory business since 1970 and manages private and institutional accounts with aggregate assets of approximately $1.5 billion as of the date of this Prospectus. Mr. Herbert R. Smith, who has been associated with the Manager since its inception, is principally responsible for management of the Fund's portfolio.


     The Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the following annual rates: 0.70% on the first $200 million of net assets; 0.60% on the next $300 million of net assets; and 0.50% on net assets exceeding $500 million.

     Investment Company Administration Corporation (the "Administrator") acts as the Fund's administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to the greater of 0.20 of 1% of the Fund's average daily net assets or $30,000.


     The Fund is responsible for its own operating expenses. The Manager has agreed to limit the Fund's operating expenses to assure that the Fund's ratio of operating expenses to average net assets does not exceed 2.50%. The Manager also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses. To the extent the Manager performs a service for which the Fund is obligated to pay, the Fund shall reimburse the Manager for its costs incurred in rendering such service.

     The Manager may consider a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Manager may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions. The Fund will not effect portfolio transactions with, nor pay commissions to, any broker-dealer affiliated with the Manager.


HOW TO INVEST IN THE FUND

     The minimum initial investment is $1,000. Subsequent investments must be at least $250. Investments in retirement plans may be for minimums of $500 and $100, respectively. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans. In addition to cash purchases, shares may be purchased by tendering payment in kind in the form of shares of stock, provided that any such tendered stock is readily marketable, its acquisition is consistent with the Fund's investment objective, the tendered stock is otherwise acceptable to the Fund's Manager, and the investor agrees to pay the brokerage commissions on any sale of stock so tendered if it is sold by the Fund within 90 days of acquisition.

     Investors may purchase shares of the Fund by check or by wire:

By check

     Initial Investment. Complete the Fund's Account Application (included with this Prospectus). Make your check payable to "Avondale Total Return Fund." Mail or deliver the completed Account Application and your check to the Fund:


     Avondale Total Return Fund
     P.O. Box 640856
     Cincinnati, Ohio 45264-0856

     For purchase orders sent by overnight mail please contact the Transfer Agent at (800) 385-7003 for instructions.


     Subsequent Investments. Detach and complete the stub attached to your account statement. Make your check payable to "Avondale Total Return Fund." Write your shareholder account number on the check. Mail or deliver the check and reinvestment form to the Fund in the envelope provided or send to the Fund at the address indicated above.

By wire

     Initial Investment. Before wiring funds, call the Transfer Agent at (800) 385-7003 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, on a day the New York Stock Exchange is open for trading in order to receive an account number. If the funds are received by the Transfer Agent prior to the time that the Fund's net asset value is calculated, the funds will be invested on that day; otherwise they will be invested on the next business day. Provide the Transfer Agent with your name, and the dollar amount to be invested. Complete the Fund's Account Application (included with this Prospectus). Be sure to include the date and the order confirmation number. Mail or deliver the completed Application to the appropriate address shown at the top of the Account Application. The investor should also ensure that the wiring bank includes the name of the Fund and the account number with the wire. Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the Fund's Custodian, as follows:

     Star Bank, N.A.
     ABA Routing Number: 0420-0001-3
     Avondale Total Return Fund
     DDA # 483897914
     (Account name and number)

     Subsequent Investments. For subsequent investments, an investor should call the Transfer Agent at (800) 385-7003 before the wire is sent. Failure to do so will cause the purchase to be credited the next day, when the Transfer Agent receives notice of the wire. The investor's bank should wire the funds as indicated above. It is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner from the Transfer Agent, and any fees that may be imposed from their own banks.

     General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and its Distributor, First Fund Distributors, Inc. (the "Distributor"), reserve the right to reject any purchase order in whole or in part.

     If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

     Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

     The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

HOW TO REDEEM AN INVESTMENT IN THE FUND

     A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption


     A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. Redemption requests should be sent to: Avondale Total Return Fund, American Data Services, P. O. Box 5536, Hauppauge, NY 11788-0132. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws; these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.


Telephone Redemption.

     Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at (800) 385-7003 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

     By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. Neither the Fund nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine, provided that such procedures are followed. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

General

     Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

     Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfers to Minors Acts accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,000. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $1,000 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $1,000 before the Fund takes any action.

SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

     Retirement Plans. The minimum initial investment for such plans is $500, with minimum subsequent investments of $100. The Fund also offers a prototype Individual Retirement Account ("IRA") plan. Investors should consult a tax adviser before establishing an IRA plan.

     Check-A-Matic Plan. For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $500), as if the shareholder had written it directly. Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing.

     Systematic Withdrawal Program. As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.
     A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.

HOW THE FUND'S PER SHARE VALUE IS DETERMINED

     The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

     Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with maturities of sixty days or less are valued at amortized cost as reflecting fair value.

DISTRIBUTIONS AND TAXES

     Dividends and Distributions. Dividends from net investment income are declared and paid quarterly, shortly before the end of each calendar quarter. Any net realized long-term capital gains not previously distributed and any undistributed short-term capital gains earned during the Fund's fiscal year will be distributed to shareholders following the conclusion of the Fund's fiscal year (March 31), with a supplemental distribution on or about December 31 of any additional undistributed capital gains earned during the 12-month period ended October 31.

     Dividends and capital gains distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

     Taxes. The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its net investment income and net realized capital gains in accordance with the timing requirements of the Code, the Fund will not be subject to any federal income or excise taxes. However, distributions made by the Fund will be taxable to shareholders (other than tax-exempt entities), whether received in shares (through dividend reinvestment ) or in cash. Distributions derived from net investment income and short-term capital gains are taxable to shareholders as ordinary income. A portion of such distributions may qualify for the intercorporate dividends-received deduction. Distributions derived from long-term capital gains are taxable as such regardless of the length of time shares of the fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.

     Additional  information  about  taxes  is set  forth  in the  Statement  of
Additional   Information.   Shareholders   should  consult  their  own  advisers
concerning federal, state and local taxation of distributions from the Fund.

GENERAL INFORMATION

     The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

     Shareholder Rights. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

     Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters, the past five years and from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at the maximum public offering price) at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

     Shareholder Inquiries. Shareholder inquiries should be directed to the Transfer Agent at (800) 385-7003.

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus or in the Statement of Additional Information.




Investment Manager

Herbert R. Smith, Incorporated
1105 Holliday
Wichita Falls, Texas 76301


Custodian

Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


 Transfer Agent


American Data Services
P. O. Box 5536
Hauppauge, New York 11788-0132



Auditors

Tait, Weller & Baker
2 Penn Center Plaza
Philadelphia, Pennsylvania 19102


Legal Counsel


Paul, Hastings, Janofsky & Walker LLP
345 California Street
San Francisco, California 94104


















A fully managed
mutual fund
investing in equity and higher quality fixed-income securities, seeking the combination of income and capital appreciation that will produce maximum total return


PROSPECTUS


August 1, 1997

               Harris Bretall Sullivan & Smith Growth Equity Fund

                     Harris Bretall Sullivan & Smith, Inc.
                         One Sansome Street. Suite 3300
                            San Francisco, CA 94104
                                  800-385-7003

     The Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund") is a mutual fund with the investment objective of seeking growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks). Harris Bretall Sullivan & Smith, Inc. (the "Advisor") serves as investment advisor to the Fund.


     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated August 1, 1997, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge by calling or writing the Fund at the number or address given above.



TABLE OF CONTENTS

     Expense Table                                      2
     Financial Hghlights                                3
     Objective and Investment Approach of the Fund      4
     Management of the Fund                             6
     Distribution Plan                                  7
     How To Invest in the Fund                          8
     How To Redeem an Investment in the Fund            9
     Services Available to the Fund's Shareholders     10
     How the Fund's Per Share Value Is Determined      10
     Distributions and Taxes                           11
     General Information                               11




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated August 1, 1997


EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown. The Fund has adopted a plan of distribution under which the fund will pay the Advisor as Distribution Coordinator a fee at the annual rate of up to 0.25% of the Fund's net assets. A long-term shareholder may pay more, directly and indirectly, in such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers.
Shares will be redeemed at net asset value per share.

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases      None
Maximum Sales Load Imposed on Reinvested     None
Dividends                                    None
Deferred Sales Load                          None
Redemption Fees                              None

Annual Fund Operating Expenses
 (As a percentage of average net assets)
Advisory Fees                                0.75%
12b-1 Expenses                               0.25%
Other Expenses (after waiver)                0.29%*
Total Fund Operating Expenses (after waiver) 1.29%*


     *The Advisor has undertaken to reduce its fees or make payments to assure that the Fund's ratio of operating expenses to average net assets will not exceed 1.29% for the current fiscal year. In the absence of the Advisor's undertaking, the Fund's ratio of expenses to average net assets would have been 4.97% for the initial fiscal period ended March 31, 1997.


Example

This table illustrates the net transaction and operating expenses that would be incurred for an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.

     The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."
     The Fund is a diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares of the Fund may be purchased at their net asset value per share. The minimum initial investment is $10,000 with subsequent investments of $1,000 or more. Shares will be redeemed at net asset value per share.


FINANCIAL HIGHLIGHTS
For a capital share outstanding througout the period

The following information has been audited by Ernst & Young LLP, independent accountants, whose unqualified report covering the fiscal period ended March 31, 1997 is incorporated by reference herein and appears in the annual report to shareholders. This information shoud be read in conjunction with the financial statements and accompanying notes thereto which appear in the Statement of Additional Information. Further information about the Fund's performance is included in its annual report to shareholders, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.

                                                        May 1, 1996*
                                                        through
                                                        March 31, 1997
Net asset value, beginning of
     period $10.00 Income from investment operations:
     Net investment income                               .00
     Net realized and unrealized gain on investments    1.04
Total from investment operations                        1.04

Less distributions:
     From net investment income                         (.01)

Net asset value, end of period                        $11.03

Total return                                           10.36%

Ratios/supplemental data:
Net assets, end of period (millions)                 $  3.5

Ratio of expenses to average net assets:
     Before expense reimbursement and waiver            4.97%+
     After expense reimbursement and waiver             1.28%+

Ratio of net investment income (loss)
      to average net assets:
     Before expense reimbursement and waiver           (3.69)%+
     After expense reimbursement and waiver             0.00%+
Portfolio turnover rate                                14.62%
Average commission rate paid per share                 $.0688

*Commencement of operations.
+Annualized.
Not annualized.


OBJECTIVE AND INVESTMENT APPROACH OF THE FUND; RISK FACTORS

     The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities, and under normal circumstances at least 65% of the Fund's total assets will be invested in equity securities with capital growth potential. Equity securities in which the Fund invests include common stocks and securities having the characteristics of common stocks, such as convertible preferred stocks, convertible debt securities and warrants. There is, of course, no assurance that the Fund's objective will be achieved. Because prices of securities held by the Fund fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes, and when shares are redeemed, they may be worth more or less than their original cost. The Fund is diversified, which under applicable federal law means that as to 75% of its total assets, no more than 5% may be invested in the securities of a single issuer and that no more than 10% of its total assets may be invested in the voting securities of such issuer.

     In selecting equity securities for purchase by the Fund, the Advisor focuses on successful companies with consistently superior growth in revenues and earnings, strong product lines and proven management ability demonstrated over a variety of business cycles.

     The Advisor's investment process is based on the establishment of an economic framework within which fundamental analyses and strict quantitative disciplines are consistently implemented. The Advisor views successful companies as those with consistently superior growth in revenues and earnings, strong product lines and proven management ability demonstrated in a variety of business cycles. The process begins with a review of various overall investment factors, such as the state of the economy, inflation, earnings and interest rate trends and momentum, valuation/volatility of stocks and bonds, Federal Reserve policy, the international and political environments and supply and demand. Evaluating these factors creates a common economic framework to use when reviewing individual companies.

     The Advisor then develops a universe of high quality growth stocks by screening companies for fundamental characteristics such as revenue growth, financial strength, market leadership and quality management. The screening process encompasses four broad areas. Qualitative screens such as organizational depth, success of management, stability versus cyclical characteristics, and competitive positions are applied. Balance sheet and income statement aspects are also screened, involving an evaluation of factors such as book value, debt/equity ratios, current assets and their condition, capital structure, cash flow, earnings per share growth, dividend record, return on equity. Characteristics of the stocks are also screened by examining stock volatility, trading characteristics, market capitalization and institutional ownership. This screening process yields a stock universe of approximately 300 successful companies with attractive fundamental characteristics and a minimum market capitalization of $1 billion.

     Companies within the universe are then ranked for selection from three analytical vantage points. First, companies are ranked based on their intrinsic present value using the Advisor's proprietary earnings and growth rate outlook. Second, recent quarterly earnings experience is evaluated. Finally, companies are ranked based on relative price performance of their stocks against all the stocks in the universe and the general market. Once an overall ranking based on these factors is determined, stocks are selected for purchase from the upper range of the universe.

     In general, securities held by the Fund become sell candidates if they become fundamentally overvalued versus other companies in the Advisor's universe due to rapid appreciation or suffer changes in their long-term fundamentals (growth rates or earnings expectations).
     Short-Term Investments. At times, the Fund may invest all or a portion of its assets in short-term cash-equivalent securities for temporary, defensive purposes; short-term securities also may be purchased when the Adviser views the market as significantly overvalued. These consist of high quality debt obligations maturing in one year or less from the date of purchase, such as securities issued by the U.S. Government, its agencies and instrumentalities, certificates of deposit, bankers' acceptances, mortgage related securities and commercial paper. High quality means that the obligations have been rated at least A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), have an outstanding issue of debt securities rated at least AA by S&P or Aa by Moody's, or are of comparable quality in the opinion of the Advisor. The Advisor expects that under normal market conditions, the Fund will stay fully invested, and cash levels typically would not exceed 5% of total assets.

     Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is primarily in short-term securities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions.

     When-Issued Securities. The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund's net asset value. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund limits its investments in when-issued securities to less than 5% of its total assets. When the Fund purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its Custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     Portfolio Turnover. The annual rate of portfolio turnover is anticipated to be approximately 25%. In general, the Advisor will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

     Risk Factors. Securities in which the Fund invests, and its share price and returns, are subject to fluctuation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. In addition, there may be a substantial time period before stocks held by the Fund realize the appreciation potential the Advisor believes them to have. An investment in the Fund therefore is more suitable for longer term investors who can bear the risk of short-term fluctuation in principal and net asset value that are inherent in investing in equity securities for a growth objective.

     The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.
     Advisor Investment Returns. Set forth in the table below are certain performance data provided by the Advisor relating to its individually managed equity accounts. These accounts had substantially the same investment objective as the Fund and were managed using substantially similar investment strategies and techniques as those contemplated for use by the Fund. See "Objective and Investment Approach of the Fund" above. The Portfolio Management for these accounts will also manage the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return an investor might achieve by investing in the Fund. Results may differ because of, among other things, differences in brokerage commissions paid, account expenses, including investment advisory fees (which expenses and fees maybe higher for the Fund than for the accounts), the size of positions taken in relation to account size, diversification of securities, timing of purchases and sales, timing of cash additions and withdrawals, the private character of the composite accounts compared with the public character of the Fund, and the tax-exempt status of some of the account holders compared with shareholders in the Fund. Investors should be aware that the use of different methods of determining performance could result in different performance results. Investors should not rely on the following performance data as an indication of future performance of the Advisor or the Fund.


                                Average Annual Total Returns (%)
                               (for periods ended June 30, 1997)
                                Advisor Growth
                                Equity Accounts

     One year                   %
     Five years                 %
     Nine years                 %


1. Results account for both income and capital appreciation or depreciation (Total Return). Returns are time-weighted and calculated in compliance with the Association of Investment Management and Research ("AIMR") performance presentation standards, reduced for investment advisory fees.

2. Investors should note that the Fund will compute and disclose its average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from returns calculated under the AIMR standards noted above. Unlike the AIMR performance presentation standards that link quarterly rates of return, the SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The calculation provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. While the returns shown for the Advisor are net of advisory fees, the SEC calculation formula requires that returns to be shown for the Portfolios will be net of advisory fees as well as any maximum applicable sales charges and all other Portfolio operating expenses. See "Performance Information" at page 11.

3. The Growth Equity Account Composite shown includes all accounts managed by the Advisor that meet the criteria for inclusion in the composite for each period presented.

MANAGEMENT OF THE FUND


     The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. The Advisor is located at One Sansome Street, Suite 3300 San Francisco, CA 94104. The Advisor was founded in 1971 and is controlled by Mr. Graeme Bretall, Mr. John J. Sullivan and Mr. Henry B.D. Smith. The Advisor provides investment advisory and sub-advisory services to individual and institutional investors and investment companies with assets of approximately $2.8 billion . Mr. John J. Sullivan, Executive Vice President, Treasurer and Director of the Advisor, and Mr. Gordon J. Ceresino, Senior Vice President and Director of the Advisor, are responsible for management of the Fund's portfolio. Each has held his current position with the Advisor for over five years.


     The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 0.75% annually. Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. Under that agreement, the Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to 0.12% of the Fund's average daily net assets up to $25 million, 0.07% of the next $25 million of net assets, 0.05% of the next $50 million of net assets and 0.03% on assets over $100 million, with a minimum fee of $30,000.


     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's operating expenses to assure that the Fund's ratio of operating expenses to average net assets will not exceed 2.50%. The Advisor also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses. The Advisor is currently undertaking to limit the Fund's ratio of operating expenses to average net assets to 1.29% for the Fund's initial fiscal year. Reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund provided the Fund is able to do so and remain in compliance with applicable expense limitations. The Advisr geneally seeks resimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.


     The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

DISTRIBUTION PLAN

     The Fund has adopted a distribution plan pursuant to Rule 12b-1. The Plan provides that the Fund may pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average net assets to the Advisor as distribution coordinator. Expenses permitted to be paid by the Fund under its Plan include: preparation, printing and mailing of prospectuses; shareholder reports such as semiannual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares; payments to financial intermediaries for shareholder support; administrative and accounting services with respect to the shareholders of the Fund; and such other expenses as may be approved from time to time by the Board of Trustees.

     The Rule 12b-1 Distribution Plan allows excess distribution expenses to be carried forward by the Advisor, as Distribution Coordinator, and resubmitted in a subsequent fiscal year provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board of Trustees has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and (iii) the Board of Trustees makes a further determination, at the time any distribution expenses which have been carried forward are resubmitted for payment, to the effect that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

HOW TO INVEST IN THE FUND

     The  minimum  initial  investment  in  the  Fund  is  $10,000.   Subsequent
investments must be at least $1,000. First Fund Distributors, Inc. (the "Distributor"), acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans. In addition to cash purchases, shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities, provided that any such tendered security is readily marketable, its acquisition is consistent with the Fund's objective and it is otherwise acceptable to the Advisor.

     Shares of the Fund are offered continuously for purchase at their net asset value per share next determined after a purchase order is received. The public offering price is effective for orders received by the Fund prior to the time of the next determination of the Fund's net asset value. Orders received after the time of the next determination of the applicable Fund's net asset value will be entered at the next calculated public offering price. Investors may be charged a fee if they effect transactions through a broker or agent.

     Investors may purchase shares of the Fund by check or wire:


     By Check: For initial investments, an investor should complete the Fund's Account Application (included with this Prospectus). The completed application, together with a check payable to "Harris Bretall Sullivan & Smith Growth Equity Fund," should be mailed to the Fund's Transfer Agent: Harris Bretall Sullivan & Smith Growth Equity Fund, P.O. Box 640856, Cincinnati, OH 45264-0856. For purchases by overnight mail, please contact the Transfer Agent at (800) 385-7003 for instructions.


     A stub is attached to the account statement sent to shareholders after each transaction. For subsequent investments the stub should be detached from the statement and, together with a check payable to "Harris Bretall Sullivan & Smith Growth Equity Fund," mailed to the Fund in the envelope provided at the address indicated above. The investor's account number should be written on the check.

     By Wire: For initial investments, before wiring funds, an investor should call the Fund at (800) 385-7003 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, on a day when the NYSE is open for trading in order to receive an account number. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase. The Transfer Agent will request the investor's name, address, taxpayer identification number, amount being wired and wiring bank. The investor should then instruct the wiring bank to transfer funds by wire to: Star Bank, N.A. Cinti/Trust ABA #0420-0001-3, for credit to Harris Bretall Sullivan & Smith Growth Equity Fund, DDA #485773071, for further credit to [investor's name and account number]. The investor should also ensure that the wiring bank includes the name of the Fund and the account number with the wire. If the funds are received by the Transfer Agent prior to the time that the Fund's net asset value is calculated, the funds will be invested on that day; otherwise they will be invested on the next business day. Finally, the investor should write the account number provided by the Transfer Agent on the Application Form and mail the Form promptly to the Transfer Agent.

     For subsequent investments, the investor should first notify the Fund and then the investor's bank should wire funds as indicated above. It is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information from the Transfer Agent about remitting funds in this manner and from their own banks about any fees that may be imposed.

     General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part. If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the NYSE (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the NYSE on the next business day. Federal tax law requires that investors provide a certified taxpayer identification number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

     The Fund is not required to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

HOW TO REDEEM AN INVESTMENT IN THE FUND


     A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption. Redemption requests should be sent to the Fund at P.O. Box 55366, Hauppauge, NY 11788-0132. Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws. These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.
Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.


     Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the NYSE is open by calling the Fund's Transfer Agent at (800) 385-7003 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time. Redemption proceeds will be mailed to the address of record or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and send the proceeds to the address of record on the account or transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. If these identification procedures are followed, neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

     Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

     General. Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the SEC. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $5,000. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $5,000 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $5,000 before the Fund takes any action.

SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS


     Retirement Plans. The Fund offers a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.


     Automatic Investment Plan. For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $100), as if the shareholder had written it himself. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing, sufficiently in advance of the next scheduled withdrawal.

     Automatic Withdrawals. As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

     A withdrawal under the Systematic Withdrawal Program is treated as a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amounts withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.

HOW THE FUND'S PER SHARE VALUE IS DETERMINED

     The net asset value of a Fund share is determined once daily as of the close of public trading on the NYSE (currently 4:00 p.m. Eastern time) on each day the NYSE is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

     Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost as reflecting fair value.

DISTRIBUTIONS AND TAXES

     Dividends and Distributions. Any dividends from net investment income (which includes realized short term capital gains) are declared and paid at least annually, typically at the end of the Fund's fiscal year (March 31). Any undistributed long term net capital gains realized during the 12-month period ended each October 31, as well as any additional undistributed capital gains realized during the Fund's fiscal year, will also be distributed to shareholders on or about December 31 of each year.

     Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that distributions be made in cash. Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

     Taxes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the fund continues to so qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income tax or excise taxes based on net income. Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local tax consequences of investing in from the Fund.

GENERAL INFORMATION

     The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

     Shareholder Rights. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management and Advisory Agreements); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.


     Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period. Custodian and Transfer Agent; Shareholder Inquiries. Star Bank, N.A., 425 Walnut St., Cincinnati, OH 45202, serves as custodian of the Fund's assets. American Data Services, Inc., P. O. Box 5536, Hauppauge, NY 11788-0132 is the Fund's Transfer and Dividend Disbursing Agent. Shareholder inquiries should be directed to the Transfer Agent at (800) 385-7003.




Advisor

Harris Bretall Sullivan & Smith, Inc.
One Sansome Street, Suite 3300
San Francisco, CA 94104
(415) 765-8300
Account Inquiries (800) 385-7003



Distributor

First Fund Distributors, Inc.
4455 E. Camelback Rd., Suite 261E
Phoenix, AZ 85018



Custodian

Star Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202



Transfer and Dividend Disbursing Agent


American Data Services, Inc.
P. O. Box 640856
Hauppauge, NY 11788-0132
(800) 385-7003




Auditors

Ernst & Young
515 South Flower St.
Los Angeles, CA 90071



Legal Counsel


Paul, Hastings, Janofsky & Walker LLP
345 California St.
San Francisco, CA 94104


Harris Bretall Sullivan & Smith
Growth Equity Fund


Prospectus


August 1, 1997

                               2905 Maple Avenue
                              Dallas, Texas 75201
                                 (800) 388-8512

The HODGES FUND (the "Fund") is a mutual fund with the investment objective of seeking long-term capital appreciation. The Fund seeks to achieve its objective by investing principally in common stocks. Hodges Capital Management, Inc. (the "Advisor"), serves as investment advisor to the Fund.


This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated August 1, 1997, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge upon request to the Fund at the address or telephone number given above.


TABLE OF CONTENTS

Expense Table                                   2
Financial Highlights                            3
Objective and Investment Approach of the Fund   4
Management of the Fund                          7
How To Invest in the Fund                       8
How To Redeem an Investment in the Fund         10
Services Available to the Fund's Shareholders   12
How the Fund's Per Share Value Is Determined    13
Distribution and Taxes                          13
General Information                             14


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




Prospectus dated August 1, 1997

     The HODGES FUND (the "Fund") is a non-diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares may be purchased at a public offering price which includes a maximum sales charge of 2.50% of the offering price, or less depending on the amount invested. The minimum initial investment is $500, with subsequent investments of $50 or more. Shares will be redeemed at net asset value per share.


EXPENSE TABLE

Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

     Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases                    2.50%
     Maximum Sales Load Imposed on Reinvested Dividends         None
     Deferred Sales Load                                        None
     Redemption Fees                                            None
     Exchange Fee                                               None

     Annual Fund Operating Expenses
        (As a percentage of average net assets)


     Investment Advisory Fees                                   0.85%
     12b-1 Fees                                                 0.50%
     Other Expenses                                             0.79%
     Total Fund Operating Expenses                              2.14%


Example


This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of:

       1 Year  3 Years 5 Years 10 Years

      $46      $89     $134     $260

The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. Over an extended period of time, a shareholder may pay more, directly and indirectly, in sales charges and such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers ("NASD"). This is recognized and permitted by the NASD. See "Management of the Fund" on page .


FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.


The following information has been audited by Tait, Weller & Baker, independent accountants, whose unqualified report covering the period ended March 31, 1997 below is incorporated by reference herein and appears in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes which appear in the annual report and are incorporated by reference into the Statement of Additional Information. Further information about the Fund's performance is contained in its annual report, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover.


                    Year      Year       Year      Year      Oct. 9, 1992*
                    Ended     Ended      Ended     Ended      through
                    March 31  March 31,  March 31, March 31,  March 31,
                    1997      1996       1995      1994       1993

Net asset value,
beginning of period   $12.87    $11.55    $10.80    $11.78      $10.25
Income from
investment operations:
Net investment
income(loss)            (.11)     (.07)     (.08)     (.03)        .02
Net realized and
unrealized gain
on  investments         1.85      3.42      1.09       .07        1.51
Total from investment
operations              1.74      3.35      1.01       .04        1.53
Less distributions:
From net investment
income                  -0-       -0-       -0-      (.01)         -0-
From net capital
gains                 (1.41)     (2.03)     (.26)   (1.01)         -0-
Total distribution    (1.41)     (2.03)     (.26)   (1.02)         -0-
Net asset value,
end of period        $13.20    $12.87    $11.55    $10.80       $11.78

Total return          14.18%    32.33%     9.60%     0.22%       25.59%+

Ratios/supplemental data:
Net assets, end of
period (millions)   $ 19.4    $ 13.3    $  9.3     $  8.5       $  6.9
Ratio of expenses to average net assets:
Before expense
reimbursement         2.14%     2.08%     2.31%      2.63%        2.17%+
After expense
reimbursement         2.14%     2.08%     2.31%      2.07%        2.17%+
Ratio of net investment
income (loss) to average net assets:
Before expense
reimbursement       (0.95%)   (0.61%)  (0.75%)    (0.84%)         0.41%+
After expense
reimbursement       (0.95%)   (0.61%)   (0.75%)   (0.29%)         0.41%+

Portfolio
turnover rate      115.77%   124.89%    73.65%    192.03%        26.23%

Average commision rate
paid per share    $.0331    -            -         -              -

*Commencement of operations.

+Annualized.


For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. The Fund has adopted a plan of distribution under which the Fund will pay the Distributor a fee at an annual rate of up to .50% of the Fund's net assets.


OBJECTIVE AND INVESTMENT APPROACH OF THE FUND

The investment objective of the Fund is capital appreciation. The primary approach of the Fund is to seek investments which the Advisor believes to be attractive investments with capital appreciation potential on an individual issuer basis. There is, of course, no assurance that the Fund's objective will be achieved, and the Fund's net asset value per share will fluctuate as the market value of its investment portfolio fluctuates.

Investment Approach and Risk Considerations. The Fund emphasizes the purchase of common stocks of both domestic and foreign companies (U.S. dollar denominated) with rapidly growing earnings per share, other companies whose earnings growth is slower but which appear to have a predictable track record and are undervalued by other criteria of their fundamental net worth in the opinion of the Advisor, as well as companies whose shares are out of favor, but appear to have good prospects for a turnaround. The Fund also will invest in low-priced common stocks that the Advisor believes have appreciation potential that could be substantial. Although not an objective of the Fund, growth of income may accompany growth of capital, and the Fund may invest in some moderate growth stocks whose shares offer a high dividend yield.

Some of the companies in the Fund's portfolio may be unseasoned, although others may be well-known and established. Many of the companies in the Fund's portfolio will have a small capitalization (i.e., less than $500 million). The volatility of its investment portfolio is likely to be greater than that of the Standard & Poor's 500 Stock Index.

The Fund may invest in securities of unseasoned companies. The Advisor regards a company as unseasoned when, for example, it is relatively new to or not yet well established in its primary line of business. Such companies are generally smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange listed companies. Developments such as new or improved products and methods may have a substantial impact on the earnings and revenues of these companies, and such positive and negative developments can result in a correspondingly positive or negative impact on the value of their shares. Such companies also may be more dependent on key personnel and may have more limited financing resources. For these reasons, the net asset value per share of the Fund may fluctuate substantially, and the Fund may not be appropriate for short-term investors.


The Fund invests principally in common stocks, and under normal market conditions, at least 55% of the value of its total assets will be invested in common stocks selected for their growth potential although the Fund normally invests a greater percentage of its total assets in common stocks and expects to continue to do so. The Fund's investments may also include preferred stocks, warrants, convertible debt obligations and other debt obligations that, in the Advisor's opinion, offer the possibility of capital growth.


During those times when equity securities cannot be found that meet the Advisor's investment criteria, for temporary defensive purposes or pending longer-term investment, the Fund may invest any amount of its assets in short-term money market instruments, including securities issued by the U.S. Government, its agencies and instrumentalities or other such instruments rated in the top two grades by Moody's Investors Service or Standard & Poor's, Corporation or, if unrated, instruments deemed to be of comparable quality by the Fund's Advisor.

The Fund may also invest in securities of foreign companies (U.S. dollar denominated), and special situations. Such securities often involve greater risks than investments in more established domestic companies, primarily because they may be more likely to experience unexpected fluctuations in price. See below for a further discussion of the policies regarding investments in foreign companies, and special situations. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary, as the market value of its investment portfolio changes.

Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions, and the Fund will not invest more than 15% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days.


Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. Securities which meet the requirements of Securities Act Rule 144A are restricted but may be determined to be liquid by the Trustees based on an evaluation of the applicable trading markets.


Foreign Securities. The Fund may invest up to 10% of its assets in U.S. dollar denominated securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Fund may also invest in American Depositary Receipts with respect to foreign companies which are listed and traded on a domestic national securities exchange.

Short Sales. The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


The Fund also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain daily the segregated assets at such a level that (1) the amount segregated in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount segregated plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.


The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with a short sale.


The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 10% of the net assets of the Fund.


A short sale is "against-the-box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

Special Situations. As a matter of operating policy, the Fund may invest in special situations which the Advisor believes present opportunities for capital growth. A special situation arises when, in the opinion of the Advisor, the securities of a particular company will, within a reasonable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Investments by the Fund in special situations may not exceed 30% of the Fund's total assets.

Options Transactions. The Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions. A covered call option on a security is an agreement by the Fund in exchange for a premium, to sell a particular portfolio security if the option is exercised at a specified price or before a set date. An option on a stock index gives the option holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. The Fund may also purchase call options in closing transactions. There is no assurance of liquidity in the secondary market for purposes of closing out covered call option positions.

The Fund may purchase put and call options on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund may also sell put and call options in closing transactions.


Portfolio Turnover. The annual rate of portfolio turnover may exceed 100%. In general, the Advisor will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective. Although the Fund anticipates that it will be able to effect transactions at discounted brokerage commission rates or spreads, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund, and may increase realized capital gains which are taxable to Fund shareholders when distributed.

Non-Diversification. The Fund is a non-diversified investment company portfolio, which means that the Fund is required to comply only with the diversification requirements of the Internal Revenue Code (the "Code") so that the Fund will not be subject to U.S. taxes on its net investment income. These provisions, among others, require that at the end of each calendar quarter, (1) not more than 25% of the value of the Fund's total assets can be invested in the securities of a single issuer, and (2) with respect to 50% of the value of the Fund's total assets, no more than 5% of the value of its total assets can be invested in the securities of a single issuer and the Fund may not own more than 10% of the outstanding voting securities of a single issuer.


Since the Fund, as a non-diversified investment company portfolio, could invest in a smaller number of individual issuers than a diversified investment company, the value of the Fund's investments could be more affected by any single adverse occurrence than would the value of the investments of a diversified investment company. However, it is the policy of the Fund to attempt to reduce its overall exposure to risk from declines in individual securities by spreading its investments over many different companies and a variety of industries.

The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

MANAGEMENT OF THE FUND

     The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Hodges Capital Management, Inc., 2905 Maple Avenue, Dallas, Texas 75201, the Fund's Advisor, has been in the investment advisory business since 1989. Mr. Don W. Hodges manages the Fund's investment portfolio. The Advisor is owned by First Dallas Holdings, Inc., a corporation controlled by Mr. Hodges. Mr. Hodges has over 30 years of experience in the securities brokerage industry and previously served as President of a large regional brokerage firm.

     The Advisor provides the fund with advice on buying and selling securities, manages the investment of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly investment advisory fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 0.85% annually.

     Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of the Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

          Average net assets of the Fund        Fee or fee rate

          Under $15 million                     $30,000
          $15 to $50 million                    0.20% of average net assets
          $50 to $100 million                   0.15% of average net assets
          $100 to $150 million                  0.10% of average net assets
          Over $150 million                     0.05% of average net assets


     The Fund is responsible for its own operating expenses. At times the Advisor may waive a portion of its fee, and the Advisor also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses. To the extent the Advisor performs a service for which the Fund is obligated to pay, the Fund shall reimburse the Advisor for its costs incurred in rendering such service.

     The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions. Subject to overall requirements of obtaining the best combination of price and execution on a particular transaction, the Fund places eligible portfolio transactions through the Distributor, which is an affiliate of the Advisor, in accord with procedures adopted by the Board of Trustees pursuant to the requirements of the Investment Company Act of 1940 (The "1940 Act").

HOW TO INVEST IN THE FUND

The minimum initial investment is $500. Subsequent investments must be at least $50. First Dallas Securities, Inc., 2905 Maple Avenue, Dallas, Texas 75201 (the "Distributor"), an affiliate of the Advisor, acts as Distributor and may, at its discretion, waive the minimum investment requirements. Shares of the Fund are offered continuously for purchase at the public offering price next determined after a purchase order is received. The public offering price is effective for orders received by the Fund or investment dealers prior to the time of the next determination of the Fund's net asset value and, in the case of orders placed with dealers, transmitted promptly to the Transfer Agent. Orders received after the time of the next determination of the applicable Fund's net asset value will be entered at the next calculated public offering price.

The public offering price per share is equal to the net asset value per share, plus a sales charge, which is reduced on purchases involving amounts of $25,000 or more, as set forth in the table below. The reduced sales charges apply to quantity purchases made at one time by a "person," which means (i) an individual, (ii) members of a family (i.e., an individual, spouse children under age 21), or (iii) a trustee or fiduciary of a single trust estate or a single fiduciary account. In addition, purchases of shares made during a thirteen month period pursuant to a written Letter of Intent are eligible for a reduced sales charge. Reduced sales charges are also applicable to subsequent purchases by a "person," based on the aggregate of the amount being purchased and the value, at offering price, of shares owned at the time of investment.

                                    Sales Charge as percent of:
                                                                Portion of sales
                                    offering       net asset    charge retained
Amount of Purchase                  price          value          by dealers
Less than $25,000                   2.50%          2.56%          2.00%
$25,000 but less than $200,000      2.00%          2.04%          1.60%
$200,000 but less than $350,000     1.50%          1.52%          1.20%
$350,000 but less than $500,000     1.00%          1.01%          0.80%
$500,000 but less than $1,500,000   0.75%          0.76%          0.60%
$1,500,000 but less than $3,000,000 0.60%          0.60%          0.48%
$3,000,000 or more                  0.30%          0.30%          0.24%

Purchase Order Placed with Investment Dealers

Dealers who have a sales agreement with the Distributor may place orders for shares of the Fund on behalf of clients at the offering price next determined after receipt of the client's order by calling the Distributor. If the order is placed by the client with the dealer by 4:00 p.m. Eastern time and forwarded to the Transfer Agent any day that the New York Stock Exchange is open for trading, it will be confirmed at the applicable offering price on that day. The dealer is responsible for placing orders promptly with the Transfer Agent and for forwarding payment within five business days.

Purchase Sent to the Transfer Agent


Investors may purchase shares by sending an Application Form directly to the Fund, with payment made either by check or by wire.



By check. For initial investments, complete the Fund's Account Application (included with this Prospectus). Make your check payable to "Hodges Fund." Mail or deliver the completed Account Application and your check to: Hodges Fund, P.O. Box 856, Cincinnati, OH 45264-0856. For investments sent by overnight delivery services contact the Transfer Agent at 1-800-385-7003 for further instructions.


For subsequent investments, detach and complete the stub attached to an account statement you have received from the Transfer Agent. Make your check payable to "Hodges Fund." Write your shareholder account number on the check. Mail or deliver the check and reinvestment form to the Fund in the envelope provided or send to the address indicated above.

By wire. For initial investments, before wiring funds, call the Transfer Agent at (800) 385-7003 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading to advise the Fund that you intend to make an initial investment by wire and to receive an account number. Provide the Fund with your name, and the dollar amount to be invested.

Complete the Fund's Account Application (included with this Prospectus). Be sure to include the date and the order confirmation number. Mail or deliver the completed Application to the appropriate address shown at the top of the Account Application. Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the Fund, as follows:

Star Bank, N.A. Cinti/Trust
ABA Routing Number: 0420-0001-3
Hodges Fund
DDA # 483897948
(Account name and number)

For subsequent investments, the investor should first notify the Fund and then the investor's bank should wire funds as indicated above. It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner from the Transfer Agent and should obtain from their own banks information about any fees that may be imposed.

Purchase at Net Asset Value

     Shares of the Fund may be purchased at net asset value by officers, Trustees, directors and full time employees of the Trust, the Advisor, the Manager, the Distributor and affiliates of such companies, by their family members, by persons and their family members who are direct investment advisory clients of the Advisor, registered representatives and employees of firms which have sales agreements with the Distributor, investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediaries on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" and by such other persons who are determined to have acquired shares under circumstances not involving any sales expense to the Fund or Distributor. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent.

Investors may purchase shares of the Fund at net asset value to the extent that the investment represents the proceeds from the redemption, within the previous sixty days, of shares (the purchase price of which included a sales charge) of another mutual fund. When making a purchase at net asset value pursuant to this provision, the investor should forward to the Transfer Agent either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Hodges Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction.

General

Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. (See the Fund's Account Application for further information concerning this requirement.) The Fund is not required to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

HOW TO REDEEM AN INVESTMENT IN THE FUND

A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption


A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. Redemption requests should be sent to Hodges Fund, American Data Services, P.O. Box 640856, Hauppauge, NY 11788-0132. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws; these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.


Telephone Redemption.

Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at (800) 385-7003 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal indentification before acting on such instructions. Neither the Fund nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine, provided that such procedures are followed. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

General

Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for Federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfer to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,500. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $1,500 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $1,500 before the Fund takes any action.

Distribution Agreement

The Distributor is the principal underwriter of shares of the Fund and is an affiliate of the Advisor. The Distributor makes a continuous offering of the Fund's shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors any copies of any prospectuses, statements of additional information and annual and interim reports of the Fund other than to existing shareholders (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the shares for sale to the public. All or a part of the expenses borne by the Distributor may be reimbursed pursuant to the Distribution and Shareholder Servicing Plan discussed below.

Distribution and Shareholder Servicing Plan

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") under which the Fund pays the Distributor an amount which is accrued daily and paid monthly, at an annual rate of up to 0.50% of the average daily net assets of the Fund. Amounts paid under the Plan by the Fund are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund's shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Fund. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. The service provided by administrators pursuant to the Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders' accounts and records, processing purchase and redemption transactions, answering routine client inquires regarding the Fund, and providing other services to the Fund as the Company may reasonably request.

SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

Retirement Plans

The Fund offers a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor and Transfer Agent or from your securities dealer with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.

Check-A-Matic Plan

For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $250), as if the shareholder had written it himself. Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing.

Systematic Withdrawal Program

As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

HOW THE FUND'S PER SHARE VALUE IS DETERMINED

The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

DISTRIBUTIONS AND TAXES

Dividends and Distributions

Dividends from net investment income are declared and paid at least annually, typically after the end of the Fund's fiscal year (March 31). Any net realized long- term capital gains not previously distributed and any undistributed short-term capital gains earned during the Fund's fiscal year will also be distributed to shareholders following the conclusion of the Fund's fiscal year, with a supplemental distribution on or about December 31 of any additional undistributed capital gains earned during the 12-month period ended October 31.

Dividends and capital gains distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes


The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its net investment company income and net realized capital gains in accordance with the timing requirements of the Code, the Fund will not be subject to any federal or excise taxes. However, distributions made by the Fund will be taxable to shareholders (other than tax-exempt entities), whether received in shares (through dividend reinvestment ) or in cash. Distributions derived from net investment income and short-term capital gains are taxable to shareholders as ordinary income. A portion of such distributions may qualify for the intercorporate dividends-received deduction. Distributions derived from long-term capital gains are taxable as such regardless of the length of time shares of the Fund have been held.


Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.

Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Fund.

GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year end of the Fund is March 31.

Shareholder Rights

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information

From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at the maximum public offering price) at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions and after giving effect to the maximum applicable sales charge. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries

Shareholder inquiries should be directed to the Fund at (800) 388-8512.


Advisor
Hodges Capital Management, Inc.
2905 Maple Avenue
Dallas, Texas 75201
(800) 388-8512
-
Distributor
First Dallas Securities, Inc.
2905 Maple Avenue
Dallas, Texas 75201
-
Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202
-


Transfer Agent
American Data Services
P. O. Box 640856
Hauppauge, New York 11788-0132
-


 Auditors
Tait, Weller & Baker
2 Penn Center Plaza
Philadelphia, Pennsylvania 19102
-


Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
345 California Street
San Francisco, CA 94104









Designed
for Investors
Who Want Growth
of Capital








Prospectus


August 1, 1997

                         One Maritime Plaza, Suite 1201
                            San Francisco, CA 94111
                                 (415) 434-4441

THE OSTERWEIS FUND (the "Fund") is a mutual fund with the investment objective of attaining long term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks). Osterweis Capital Management, Inc. (the "Advisor"), serves as investment advisor to the Fund.


This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is one of a series of Professionally Managed Portfolios. A Statement of Additional Information dated August 1, 1997, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge by calling the number listed above or
(800) 385-7003.


TABLE OF CONTENTS

Expense Table                 2

Financial Highlights          3

Objective and Investment
   Approach of the Fund       4

Management of the Fund        7

How To Invest in the Fund     8

How To Redeem an
   Investment in the Fund     10

Services Available to the
   Fund's Shareholders        11

How the Fund's Per Share Value
   Is Determined              12

Distributions and Taxes       12

General Information           13

Appendix                      14



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated August 1, 1997


     THE OSTERWEIS FUND (the "Fund") is a diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares are purchased and redeemed at their net asset value per share, without a sales charge. The minimum initial investment is $100,000, with subsequent investments of $1,000 or more.

EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

     Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases                None
     Maximum Sales Load Imposed on Reinvested Dividends     None
     Deferred Sales Load                                    None
     Redemption Fees                                        None
     Exchange Fee                                           None

     Annual Fund Operating Expenses (after waiver)*
        (As a percentage of average net assets)
     Management Fees                                        1.00%
     12b-1 Fees                                             None
     Other Expenses                                         0.75%
     Total Fund Operating Expenses                          1.75%*

Example

This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of:

     One year       $ 18
     Three years    $ 55
     Five years     $ 95
     Ten years      $206


     *The Advisor has undertaken to limit the operating expenses of the Fund to 1.75% of average net assets until a date following advance notice to shareholders. During the fiscal year ended March 31, 1997, the Fund's actual operating expense ratio was 1.75%



     The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, Federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period.


     The following information has been audited by Ernst & Young L.L.P., independent accountants, whose unqualified report covering the fiscal period ended March 31, 1997 is incorporated by reference herein and appears in the annual report to shareholders. This information shoud be read in conjunction with the financial statements and accompanying notes thereto which appear in the annual report and are incorporated by reference into the Statement of Additional Information. Further information about the Fund's performance may be included in its annual report, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.


                            Year      Year      Year      October 1, 1993*
                            Ended     Ended     Ended     through
                            March     March     March     March
                            31, 1997  31, 1996  31, 1995  31,1994

Net asset value,
beginning of period         $11.74    $10.33  $10.2      $10.00
Income from investment
   operations:
     Net investment income     .08       .12     .28        .08
     Net realized and
     unrealized gain on
      investments             1.27      1.48       .11        .22
Total from investment
operations                     1.35      1.60       .39        .30
Less distributions:
     From net investment
     income                    (.08)     (.19)      (.25)      (.02)
     From net capital gains    (.13)     -0-        (.09)       -0-
Total distributions            (.21)     (.19)      (.34)      (.02)
Net asset value,
end of period                $12.88    $11.74      10.33     $10.28

Total return                  11.60%    15.59%      3.91%      6.29%+

Ratios/supplemental data:
Net assets, end of
period (millions)           $ 16.5    $ 16.9     $  9.8     $  5.1
Ratio of expenses to
average net assets:
     Before expense
     reimbursement             1.75%     1.77%     2.32%      3.73%+
     After expense
     reimbursement             1.75%     1.75%     1.74%      1.75%+
Ratio of net investment
     income to average
     net assets:
     Before expense
     reimbursement             0.63%     1.47%     2.74%     0.42%+
     After expense
     reimbursement             0.63%     1.49%     3.32%     2.40%+
Portfolio turnover rate       41.30%    57.32%    28.65%    34.97%
Average commission rate
paid per share               $.0551     -         -          -

*Commencement of operations.

+Annualized.

For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



OBJECTIVE AND INVESTMENT APPROACH OF THE FUND
The investment objective of the Fund is to attain long-term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities. There is, of course, no assurance that the Fund's objective will be achieved. Because prices of the securities held by the Fund will fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes. In addition to common stocks, equity securities purchased for the Fund may include preferred stocks, convertible preferred stocks and warrants.

Investment Approach. The Advisor selects equity securities for the Fund which it believes offer superior investment value. The Advisor focuses on the securities of companies which it believes to be undervalued or otherwise out-of-favor in the market. The stock prices of such companies may be depressed by visible near-term problems and not reflective of the companies' longer term prospects. The Advisor places particular emphasis on the analysis of a company's ability to generate cash and its management's deployment of this cash.

The  Advisor  also seeks  under-  researched,  high  growth  situations  that it believes can be purchased for modest multiples as well as companies with substantial, unrecognized assets and improving earnings prospects. As such companies achieve greater visibility and their stocks are accorded valuations more in line with their growth rates, the Advisor is inclined to regard them as candidates for sale, in order to reduce the risk of future earnings disappointments.

Although equity securities are the primary focus for the Fund, the Advisor may also purchase fixed income securities and convertible bonds for the Fund's portfolio in pursuing its goal of long-term total return. The Advisor prefers to purchase fixed income securities during times of high real interest rates or when it believes that the outlook for the equity markets is sufficiently unsettled to warrant building yield into the Fund's portfolio.

Fixed income securities eligible for purchase by the Fund include investment grade corporate debt securities, those rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service ("Moody's"). Securities rated BBB by S&P are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. The Fund also may invest up to 5% of its assets in mortgage-related securities. See the Statement of Additional Information.

The Fund may invest in corporate debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as junk bonds, typically carry higher coupon rates than investment grade securities but also are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less liquidity, and greater risk of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. There can be no assurance that such declines will not recur. The market for lower rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perception, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

The Advisor seeks to reduce the risks associated with investing in such securities by limiting the Fund's holdings in such securities and by the depth of its own credit analysis. The Fund will not invest in such securities rated below B by S&P or Moody's. In selecting below investment grade securities, the Advisor seeks securities in companies with improving cash flows and balance sheet prospects and whose credit ratings the Advisor views as likely to be upgraded. The Advisor believes that such securities can produce returns similar to equities, but with less risk. See the Appendix for a description of Moody's and S&P ratings.

Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is invested primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions.


Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. Securities which meet the requirements of Securities Act Rule 144A are restricted, but may be determined to be liquid by the Trustees, based on an evaluation of the applicable trading markets.


Foreign Securities. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Advisor usually buys securities of leading foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses. There may be less publicly available information about these issuers than is available about companies in the U.S., and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. Dividends and interest on foreign securities may be subject to foreign withholding taxes. The Fund may also invest without limit in securities of foreign issuers which are listed and traded on a U.S. national securities exchange.

Options and Futures. The Fund has the ability to invest up to 5% of its assets in options, futures and options on futures, but has no present intention of using such instruments. See the Statement of Additional Information for further information regarding characteristics of and risks involved in the use of these instruments.

U.S. Government Securities. The Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the U.S. Treasury. Others, such as securities issued by FNMA, are supported only by the credit of the instrumentality and not by the U.S. Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. Investment Restrictions. The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

MANAGEMENT OF THE FUND


The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Osterweis Capital Management, Inc., acts as the Fund's Advisor, and has been in the investment advisory business since 1983. The Advisor provides investment advisory services to individual and institutional accounts with a value in excess of $800,000,000. Mr. John S. Osterweis, President and Director of the Advisor, is principally responsible for the management of the Fund's portfolio. He has over twenty years of securities analysis and portfolio management experience.


The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.00% annually.

Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. Under that agreement, the Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the Trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Average Net Assets       Fee or Fee Rate
Under $15 million        $30,000
$15 to $50 million       0.20%
$50 to $100 million      0.15%
$100 to $150 million     0.10%
Over $150 million        0.05%


The Fund is responsible for its own operating expenses, including, but not limited to, the advisory and administrative management fees, custody and transfer agent fees, legal and auditing expenses, federal and state registration fees, and fees to the Trust's disinterested Trustees. The Advisor has agreed to reduce its fees or reimburse the Fund for its annual operating expenses which exceed 1.75%. The Advisor also may reduce its fees, make payments on behalf of the Fund for expenses which are the Fund's obligation under the Advisory agreement, or reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.


The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

HOW TO INVEST IN THE FUND

The minimum initial investment is $100,000. Subsequent investments must be at least $1,000. First Fund Distributors, Inc. (the "Distributor"), acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements. In addition to cash purchases, shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities, provided that any such tendered security is readily marketable, its acquisition is consistent with the Fund's investment objective and the tendered security is otherwise acceptable to the Fund's Advisor. Purchasing shares in this manner will cause the investor to realize a capital gain or loss on each security tendered. The investor must also agree to pay the brokerage commissions on the sale of any security so tendered if it is sold by the Fund within 90 days of acquisition.

Investors may purchase shares of the Fund by check or wire:

By check:

Initial Investment. Complete the Fund's Account Application (included with this Prospectus). Make your check payable to "The Osterweis Fund." Mail or deliver the completed Account Application and your check to:


     The Osterweis Fund
     P.O. Box 640856
     Cincinnati, OH 45264-0856

For purchase orders sent by overnight mail, please contact the Transfer Agent at 800-385-7003 for instructions.


Subsequent Investments. Detach and complete the stub attached to your account statement. Make your check payable to "The Osterweis Fund." Write your shareholder account number on the check. Mail or deliver the check and reinvestment form to the Fund in the envelope provided or send to the Fund at the address indicated above.

By wire:
Initial Investment. Before wiring funds, call the Transfer Agent at (800) 385-7003 between the hours of 9:00 a.m. to 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading to advise the Transfer Agent that you intend to make an initial investment by wire and to receive an account number. Provide the Transfer Agent with your name, and the dollar amount to be invested.

Complete the Fund's Account Application (included with this Prospectus). Be sure to include the date and the order confirmation number. Mail or deliver the
completed   Application  to  the  address  shown  at  the  top  of  the  Account
Application.

Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the Fund's Custodian, as follows:

     Star Bank, N.A. Cinti/Trust
     ABA Routing Number: 0420-0001-3
     The Osterweis Fund DDA #483898003
     (Account name and number]

Subsequent Investments. For subsequent investments an investor should call the Transfer Agent at (800) 385-7003 before the wire is sent. Failure to do so will cause the purchase to be credited the next day, when the Transfer Agent receives notice of the wire. Instruct your bank to wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire. It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner from the Transfer Agent, and any fees that may be imposed by their own banks.

General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

If an order to purchase shares, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

Federal tax law requires that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

The  Fund  does  not  issue   share   certificates.   All  shares  are  held  in
non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

HOW TO REDEEM AN INVESTMENT IN THE FUND


A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. Redemption requests should be sent to The Osterweis Fund, P. O. Box 5536, Hauppauge, NY 11788-0132. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.


Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws; these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.
Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at
(800) 385-7003 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. Neither the Fund nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine, provided that such procedures are followed. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

General. Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfers to Minors Acts accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,500. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $1,500 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $1,500 before the Fund takes any action. SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS Retirement Plans. The minimum initial investment for such plans is $100,000, with minimum subsequent investments of $1,000. The Fund offers a prototype Individual Retirement Account ("IRA") plan, and information is available from the Distributor with respect to other retirement plans offered. Investors should consult a tax advisor before establishing any retirement plan.

Check-A-Matic Plan. For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $250). Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing.

Systematic Withdrawal Program. As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $100,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.

HOW THE FUND'S PER SHARE VALUE IS DETERMINED

The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding. Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

  DISTRIBUTIONS  AND TAXES

Dividends and Distributions. Dividends from net income are declared and paid at least annually, typically after the end of the Fund's fiscal year. Any net capital gains realized during the Fund's fiscal year will also be distributed to shareholders in June, with a supplemental distribution in December of any undistributed net capital gains earned during the 12-month period ended each October 31. Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.


Taxes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal or excise taxes. The distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.


Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Fund. GENERAL INFORMATION The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year of the Fund ends on March 31. Shareholder Rights. Shares issued by the Fund have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory and Administrative Management Agreements); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise cumulative and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries. Shareholder inquiries should be directed to the Fund at the number shown on the cover of the Prospectus.

APPENDIX
Description of Bond Ratings*
Moody's Investors Service


Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa:
Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities. A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainly of position characterizes bonds in this class. B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Standard & Poor's Corporation

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest. AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree. A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of change in circumstances and economic conditions. BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB and B: Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates a lower degree of speculation than B. While such bonds will likely have some quality of protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time-to-time revise such ratings, they undertake no obligation to do so.

Advisor
Osterweis Capital Management, Inc.
One Maritime Plaza, Suite 1201
San Francisco, California  94111



Distributor
First Fund Distributors, Inc.
4455 E. Camelback Road, Suite 261E
Phoenix, Arizona  85018



Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202




 Transfer Agent
American Data Services
P. O. Box 5536
Hauppauge, New York 11788-0132




 Auditors
Ernst & Young LLP
515 South Flower Street
Los Angeles, California 90071




Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
345 California Street
San Francisco, California  94104






















Prospectus


 August 1, 1997

                          THE PERKINS OPPORTUNITY FUND
                              730 East Lake Street
                         Wayzata, Minnesota 55391-1769
                                 (612) 473-8367
                                 (888) PERKOPP

     THE PERKINS OPPORTUNITY FUND (the "Fund") is a mutual fund with the investment objective of capital appreciation. The Fund seeks to achieve its objective by investing principally in common stocks. Perkins Capital Management, Inc. (the "Advisor"), serves as investment advisor to the Fund. The Fund is not a complete investment program. Stocks in which the Fund invests and the Fund's net asset value may be volatile. See "Investment Objectives, Policies and Risks", at page 4. The Fund may not be appropriate for short-term investors.


     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated August 1, 1997 and as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge upon request to the Fund at the address or telephone number given above.


TABLE OF CONTENTS

Expense Table                                   2
Financial Highlights                            3
Investment Objectives, Policies and Risks       4
Management of the Fund                          7
How To Invest in the Fund                       8
How To Redeem an Investment in the Fund         10
Services Available to the Fund's Shareholders   12
How the Fund's Per Share Value Is Determined    13
Distribution and Taxes                          13
General Information                             14




     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated August 1, 1997
EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)                    4.75%
Maximum Sales Load Imposed on Reinvested Dividends      None
Deferred Sales Load                                     None
Redemption Fees                                         None

Annual Fund Operating Expenses
 (As a percentage of average net assets)

Investment Advisory Fees                                1.00%
12b-1 Fees                                              0.20%
Shareholder Service Fee                                 0.25%
Other Expenses                                          0.45%
Total Fund Operating Expenses                           1.90%





Example

This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period:

          1 Year            3 Years         5 Years        10 Years
          $67               $106            $149            $266

     The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."


     The PERKINS OPPORTUNITY FUND (the "Fund") is a diversified series of Professionally Managed Portfolios (the "Trust"), an open-end registered management investment company offering redeemable shares of beneficial interest. Shares may be purchased at a public offering price which includes a maximum sales charge of 4.75% of the offering price, or less depending on the amount invested. The minimum initial investment is $2,500, with subsequent minimum investments of $100 or more ($1,000 and $100, respectively, for retirement plans). The Fund has adopted a plan of distribution under which the Fund will pay the Distributor a fee at an annual rate of up to a maximum of 0.25% of the Fund's net assets. A long-term shareholder may pay more, directly and indirectly, in sales charges and such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers ("NASD"). This is recognized and permitted by the NASD. Shares will be redeemed at net asset value per share.




FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period*.


     The following information has been audited by Tait, Weller & Baker, independent accountants, whose unqualified report covering the period ended March 31, 1997 is incorporated by reference herein and appears in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes which appear in the annual report to shareholders and are incorporated by reference into the Statement of Additional Information. Further information about the Fund's performance is contained in its annual report, which may be obtained without charge by writing or calling the address or telephone of the Investment Advisor on the Prospectus cover page.

                                                                  Feb. 18, 1993*
                         Years ended                                     through
                         March 31,                                     March 31,
                         1997      1996++       1995++      1994++       1993++

Net asset value,
beginning of period     $18.78     $13.03      $10.37      $ 7.96        $ 7.50

Income from investment operations:

Net investment loss       (.24)     (.12)       (.13)       (.13)         (.01)
Net realized and
unrealized gain (loss)
on investments           (4.98)     6.66        3.79        2.70           .47
Total from investment
operations               (5.22)     6.54        3.66        2.57           .46
Less:
Distributions from net
capital gains            (.98)     (.79)       (1.00)       (.16)          -0-
Net asset value,
end of period          $12.58    $18.78       $13.03       $10.37       $ 7.96
Total return           (28.94)%   51.29        38.72%       32.22%       28.37%+
Ratios/supplemental data:
Net assets, end of
period (millions)       $ 75.3   $ 92.3         $ 12.5     $  3.3       $  1.0
Ratio of expenses to average net assets:
     Before expense
     reimbursement       1.90%    1.97%          3.08%      5.14%       13.15%+
     After expense
     reimbursement       1.90%    1.97%          2.63%      2.49%        2.42%+
Ratio of net investment loss to average net assets:
     Before expense
      reimbursement     (1.25%)  (1.16%)        (2.76%)    (4.93%)      (12.38%)+
     After expense
     reimbursement      (1.25%)  (1.16%)        (2.31%)    (2.28%)      (1.65%)+
Portfolio turnover rate 86.88%   92.45%        124.86%     90.63%       15.15%
Average commission rate
paid per share        $.0608      -            -               -               -

*Commencement of operations.
+Annualized.
++Per share data has been restated to give a 2-for-1 stock split to shareholders of record as of the close on June 3, 1996. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The investment objective of the Fund is capital appreciation. The primary approach of the Fund is to purchase common stocks of companies which the Advisor believes to be attractive investments with capital appreciation potential on an individual issuer basis. There is, of course, no assurance that the Fund's objective will be achieved. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary, as the market value of its investment portfolio changes. The Fund is diversified, which under applicable federal law means that as to 75% of its total assets, no more than 5% may be invested in the securities of a single issuer and that no more than 10% of its total assets may be invested in the voting securities of such issuer. The Fund may make use of investment techniques which involve higher than average risk, such as leveraging and short sales. See pages 5-6.

     Investment Approach. The Advisor's approach to equity investments is to seek opportunities for growth by investing in companies which it believes will appreciate in value. The Advisor seeks to find investment opportunities primarily by searching for companies which it believes are in the process of undergoing some type of fundamental change. Stocks are purchased when it is believed that change will result in higher earnings and/or a higher price/earnings ratio, and thus a higher share price when that change is discovered by others. Companies undergoing change may have new products, processes, strategies, management, or may be subjected to change by external forces. This may results in the Fund's ownership of a mix of companies with large, medium and small market capitalizations, although the Advisor believes that the greatest opportunities are often found in small to medium capitalization companies, often located in the upper midwest states. Such companies can be expected to predominate in the Fund's portfolio. In its investment selection process, the Advisor visits companies, reads a variety of reports and publications and utilizes computer programs to derive fundamental selection criteria. The Advisor also uses technical chart analysis as an aid in selecting those companies which appear to offer the best investment opportunities at a particular time, and as an aid in selecting what the Advisor believes to be the best purchase or sale point for a particular security.

     The Fund invests principally in common stocks. The Fund's investments may also include preferred stocks, warrants, convertible debt obligations and other debt obligations that, in the Advisor's opinion, offer the possibility of capital growth.

     During those times when equity securities that meet the Advisor's investment criteria cannot be found, for temporary defensive purposes or pending longer-term investment, the Fund may invest any amount of its assets in short-term money market instruments, including securities issued by the U.S. Government, its agencies and instrumentalities or other such instruments rated in the top two rating categories by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, in instruments deemed to be of comparable quality by the Fund's Advisor.

     Smaller and Newer Companies. Many of the companies held by the Fund may be smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, shares of these companies, which typically trade over-the-counter, may be more volatile than those of larger exchange-listed companies. New or improved products or methods of development may have a substantial impact on the earnings and revenues of such companies, and any such positive and negative developments could have a corresponding positive or negative effect on the value of their shares. Many of these companies are thinly traded. In addition, the Fund and other client accounts of the Advisor, on a collective basis, may hold a significant percentage of a company's outstanding shares. When making larger sales, the Fund might have to sell at discount from quoted prices or may have to make a series of small sales over an extended period of time. For these reasons, when the Fund holds a substantial position in these types of companies, the net asset value of the Fund may be more volatile. The Fund may not be appropriate for short-term investors.
     Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is primarily invested in instruments with short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that have deposits insured by the Federal Deposit Insurance Corporation and are deemed to be the most creditworthy registered U.S. Government securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. Creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions is monitored under procedures adopted by the Board of Trustees. The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

     Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and
(iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. Securities which meet the requirements of Securities Act Rule 144A are restricted, but may be determined to be liquid by the Trustees based on an evaluation of the applicable trading markets.

     Foreign Securities. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts with respect to securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Fund may also invest without limit in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

     Short Sales. The Fund may engage in short sales of securities. In a short sale, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.

     The Fund also must segregate liquid assets equal to the difference  between
(a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain daily the segregated assets at such a level that (1) the amount segregated plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount segregated plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with a short sale.

     The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Fund and it is expected that normally the dollar amount of such sales will not exceed 10% of the net assets of the Fund.

     A short sale is "against-the-box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

     Leverage Through Borrowing. The Fund may borrow for investment purposes. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements described below. The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Options Transactions. The Fund may buy call and put options on individual equity securities and write covered call and put options, and engage in related closing transactions. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by the Fund exposes the Fund during the term of the option to a decline in the price of the underlying security. A put option sold by the Fund is covered when, among other things, liquid assets are segregated by the Fund's custodian to fulfill the obligation undertaken.

     To close out a position when writing covered options, the Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it has previously written on the security. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof. See the Statement of Additional Information.

     Portfolio Turnover. The annual rate of portfolio turnover is not normally expected to exceed 100%. In general, the Advisor will not consider the rate of portfolio turnover to be a normally limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

     The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by the vote of a majority of the Fund's outstanding securities (as defined in the 1940 Act).

MANAGEMENT OF THE FUND


     The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, MN 55391-1769, the Fund's Advisor, has been in the investment advisory business since 1984. The Advisor provides investment advisory services to individual and institutional accounts with a value in excess of $350 million. The Fund's portfolio will typically contain many of the same stocks that are owned by the Advisor's other accounts. However, investment decisions for the Fund are made independently of investment decisions for the Advisor's other accounts and reflect certain restrictions that apply to the Fund. Mr. Richard W. Perkins and Mr. Daniel S.
Perkins, who have been associated with the Advisor since its inception, are principally responsible for the management of the Fund's portfolio.


     Under an Advisory Agreement, the Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.00% annually.

     Under an Administration Agreement, Investment Company Administration Corporation (the "Administrator") prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the Trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee based on the following table:

     Assets                        Fee As a Percentage of Net Assets
     Less than $12,000,000         $30,000
     $12,000,000 - $50,000,000     .25%
     $50,000,000 - $100,000,000    .20%
     $100,000,000 - $200,000,000   .15%
     $200,000,000 - And Above      .10%

     The Fund pays a monthly shareholder service fee at the annual rate of 0.25 of 1% of its average daily net assets to the Advisor, selected broker-dealers and other agents for providing certain ongoing services to shareholders.


     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce its fees or reimburse the Fund for its annual operating expenses which exceed 2.50%. The Advisor also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses. To the extent the Advisor performs a service for which the Fund is obligated to pay, the Fund shall reimburse the Advisor for its costs incurred in rendering such service.

     The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, the Advisor's relationship with the broker or dealer, the broker or dealer's ability to handle low volume, small capitalization stocks and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares by broker-dealers as a factor in selecting broker-dealers for the Fund's portfolio transactions.


HOW TO INVEST IN THE FUND

     The minimum initial investment is $2,500. Subsequent investments must be at least $100. Investments in retirement plans may be for minimums of $1,000 and $100, respectively. First Fund Distributors, Inc., acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans. Shares of the Fund are offered continuously for purchase at the public offering price next determined after a purchase order is received. The public offering price is effective for orders received by the Fund or investment dealers prior to the time of the next determination of the Fund's net asset value and, in the case of orders placed with dealers, transmitted properly to the Transfer Agent. Orders received after the time of the next determination of the applicable Fund's net asset value will be entered at the next calculated public offering price.

     The public offering price per share is equal to the net asset value per share, plus a sales charge, which is reduced on purchases involving amounts of $50,000 or more, as set forth in the table below. The reduced sales charges apply to quantity purchases made at one time by a "person," which means (i) an individual, (ii) members of a family (i.e., an individual, spouse and children under age 21), or (iii) a trustee or fiduciary of a single trust estate or a single fiduciary account. In addition, purchases of shares made during a thirteen month period pursuant to a written Letter of Intent are eligible for a reduced sales charge. Reduced sales charges are also applicable to subsequent purchases by a "person," based on the aggregate of the amount being purchased and the value, at offering price, of shares owned at the time of investment.


                                        Sales Charge as percent of:     Portion of sales
                                        offering    net asset           charge retained
Amount of Purchase                      price       value               by dealers

Less than $50,000                       4.75%       4.99%               4.50%
$50,000 but less than $100,000          4.00%       4.17%               3.75%
$100,000 but less than $250,000         3.00%       3.09%               2.80%
$250,000 but less than $500,000         2.00%       2.04%               1.85%
$500,000 but less than $1,000,000       1.00%       1.01%               0.90%
$1,000,000 or more                      None        None                None

Purchase Order Placed with Investment Dealers

     Dealers who have a sales agreement with the Distributor may place orders for shares of the Fund on behalf of clients at the offering price next determined after receipt of the client's order by calling Rodney Square Management Corporation, the Transfer Agent, at (800) 280-4779. Shares are also available for purchase by financial intermediaries through brokers or dealers which have service or sales agreements with the Fund or the Distributor. The Distributor or its affiliates, at their expense, may provide additional compensation to dealers in connection with sales of shares of the Fund. If the order is placed by 4:00 p.m. New York City time on any day that the New York Stock Exchange is open for trading and forwarded promptly to the Transfer Agent or other service agent, it will be confirmed at the applicable offering price on that day. The dealer is responsible for placing order promptly with the Transfer Agent and for forwarding payment within five business days.

Purchase sent to the Transfer Agent

     Investors may purchase shares by sending an Application Form directly to the Transfer Agent, with payment made either by check or by wire.

     By check. For initial investments, an investor should complete the Fund's Account Application (included with this Prospectus). The completed Application, together with a check payable to "Perkins Opportunity Fund" should be mailed to the Fund's Transfer Agent: Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to Perkins Opportunity Fund, c/o Rodney Square Management, 1105 North Market Street, 3rd Floor, Wilmington, DE 19890.

     For subsequent investments, a stub is attached to the account statement sent to shareholders after each transaction. The stub should be detached from the statement and, together with a check payable to "Perkins Opportunity Fund," mailed to the Transfer Agent in the envelope provided at the address indicated above. The investor's account number should be written on the check.

     By wire. For initial investments, before wiring funds, an investor should call the Transfer Agent at (800) 280-4779 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, on a day when the New York Stock Exchange is open for trading in order to receive an account number. The Transfer Agent will request the investor's name, address, tax identification number, amount being wired and wiring bank. The investor should then instruct the wiring bank to transfer funds by wire to: Wilmington Trust Company, Wilmington, DE, ABA #0311-0009-2. DDA
#2689-8641, for credit to Perkins Opportunity Fund, for further credit to [investor's name and account number]. The investor should also ensure that the wiring bank includes the name of the Fund and the account number with the wire. If the funds are received by the Transfer Agent prior to the time that the Fund's net asset value is calculated, the funds will be invested on that day; otherwise they will be invested on the next business day. Finally, the investor should write the account number provided by the Transfer Agent on the Application Form and mail the Form promptly to the Transfer Agent.

     For all wire  investments,  the investor  must call the  Transfer  Agent at
(800) 280-4779 when the wire is sent. Failure to do so may cause the purchase not to be credited. Investors may obtain further information from the Transfer Agent about remitting funds in this manner and from their own banks about any fees that may be imposed.

Purchase at Net Asset Value

     Shares of the Fund may be purchased at net asset value by officers, Trustees, directors and full time employees of the Trust, the Advisor, the Manager, the Distributor and affiliates of such companies, by their family members, by persons and their family members who are direct investment advisory clients of the Advisor, registered representatives and employees of firms which have sales agreements with the Distributor, investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediaries on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" and by such other persons who are determined to have acquired shares under circumstances not involving any sales expense to the Fund or Distributor. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent.

     Investors may purchase shares of the Fund at net asset value to the extent that the investment represents the proceeds from the redemption, within the previous sixty days, of shares (the purchase price of which included a sales charge) of another mutual fund. When making a purchase at net asset value pursuant to this provision, the investor should forward to the Transfer Agent either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Perkins Opportunity Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction.

General

     Payment of proceeds from redemption of shares purchased with an initial investment made by wire may be delayed until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

     If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

     Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

     The Fund is not required to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

HOW TO REDEEM AN INVESTMENT IN THE FUND

     A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption

     A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. Redemption requests should (a) state the number of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as recorded on the account registration. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws; these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor. Telephone Redemption

     Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at (800) 280-4779 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

     By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. If these normal identification procedures are not followed, the Fund or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

General

     Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with the appropriate signature guarantee. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

     Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,500. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of the account is less than $1,500 and will be allowed 30 days to make an additional investment to bring the value of the account to at least $1,500 before the Fund takes any action.

Distribution Agreement

     The Distributor is the principal underwriter and distributor of shares of the Fund and is an affiliate of the Administrator. The Distributor makes a continuous offering of the Fund's shares and may bear certain costs and expenses of printing and distributing to selected dealers and prospective investors any copies of any prospectuses, Statements of Additional Information and annual and interim reports of the Fund other than to existing shareholders (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the shares for sale to the public. All or a part of the expenses borne by the Distributor may be reimbursed pursuant to the Distribution Plan.

Distribution Plan; Shareholder Service Plan

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Advisor as Distribution Coordinator an amount which is accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. Amounts paid under the Plan by the Fund are paid to the Distribution Coordinator to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund's shares, including overhead and telephone selling; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid each year only to the extent of such costs and expenses of the Distribution Coordinator under the Plan actually incurred in that year, up to 0.25% (currently 0.20%) of the average daily net assets of the Fund for that year.

     In addition, the Fund has entered into a Shareholder Servicing Agreement with the Distribution Coordinator, under which the Fund pays servicing fees at an annual rate of up to 0.25% of 1% of the Fund's average daily net assets. Payments to the Distribution Coordinator under the Shareholder Servicing Agreement may reimburse it for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and records, processing purchase and redemption transactions, answering routine client inquires regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.

SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

Retirement Plans

     The minimum initial investment for such plans is $1,000, with minimum subsequent investments of $100. The Fund offers a prototype Individual
Retirement Account ("IRA") plan, and information is available from the Distributor or from securities dealers with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax advisor before establishing any retirement plan.

Check-A-Matic Plan

     For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $100), as if the shareholder had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing, sufficiently in advance of the next scheduled withdrawal.

Systematic Withdrawal Program

     As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

     A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

HOW THE FUND'S PER SHARE VALUE IS DETERMINED

     The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m., New York City time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

     Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost as reflecting fair value.

DISTRIBUTIONS AND TAXES

Dividends and Distributions

     Dividends from net investment income are expected to be paid in June and December. Any net capital gains realized during the Fund's fiscal year will also be distributed to shareholders in June, with a supplemental distribution in December of any undistributed capital gains earned during the 12-month period ended each October 31.

     Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes

     The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal or excise taxes. The distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment ) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Fund.

GENERAL INFORMATION

The Trust

     The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year of the Fund ends on March 31.

Shareholder Rights

     Shares issued by the Fund have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management and Advisory Agreements); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information

     From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent year and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at the maximum public offering price) at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions and after giving effect to the maximum applicable sales charge. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries
     Shareholder inquiries should be directed to the Transfer Agent at (800) 280-4779.

Investment Advisor
Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN  55391-1769
(612) 473-8367
(888) PERKOPP



Distributor
First Fund Distributors, Inc.
4455 E. Camelback Road, Suite 261-E
Phoenix, AZ  85018




Custodian
Star Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202



Transfer and Dividend Disbursing Agent
Rodney Square Management Corporation
P.O. Box 8987
Wilmington, DE  19899
(800) 280-4779



Auditors
Tait, Weller & Baker
2 Penn Center Plaza
Philadelphia, PA  19102




Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
345 California Street
San Francisco, CA  94104


A mutual fund seeking to provide
capital appreciation through a
continuing search for investment opportunities


Prospectus


August 1, 1997


                         625 Market Street, 16th Floor
                        San Francisco, California 94105
                                 (415) 547-9135
                                 (800) 385-7003


The PRO-CONSCIENCE WOMEN'S EQUITY MUTUAL FUND (the "Fund") is a mutual fund with the investment objective of providing long-term capital appreciation by investing primarily in equity securities (common and preferred stocks). The Fund invests in securities of publicly traded companies that satisfy certain social responsibility criteria and that are proactive toward women's social and economic equality. Pro-Conscience Funds, Incorporated (the "Advisor"), serves as investment advisor to the Fund. United States Trust Company of Boston (the "Sub-Advisor") acts as Sub-Advisor to the Fund.


This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated August 1, 1997, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


This Statement of Additional Information is available without charge upon request by calling (800) 385-7003 or (415) 547-9135.

TABLE OF CONTENTS

     Expense Table                                      2
     Financial Highlights                               3
     Objective, Investment Approach and Risk            4
     Management of the Fund                             6
     Distribution Plan                                  7
     How To Invest in the Fund                          7
     How To Redeem an Investment in the Fund            8
     Services Available to the Fund's Shareholders      9
     How the Fund's Per Share Value Is Determined      10
     Distributions and Taxes                           10
     General Information                               11


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated August 1, 1997



EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown. For a more complete discussion of the expenses of the Fund, see "Management of the Fund."

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases           None

Maximum Sales Load Imposed
on Reinvested Dividends                           None

Deferred Sales Load                               None

Redemption Fees                                   None

Exchange Fee                                      None

Annual Fund Operating Expenses
(As a percentage of average net assets)

Management Fees                                  1.00%

12b-1 Fees                                       0.25%

Other Expenses (after waiver)                    0.25%

Total Fund Operating Expenses
        (after waiver)*                          1.50%


*Total operating expenses are capped at 1.50% by agreement with the Advisor. In the absence of this limitation, the Fund's ratio of expenses to average net assets would have been 4.09% for the fiscal year ended March 31, 1997.


Example
This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of:

One year       $15

Three years    $47

Five years     $82

Ten years      $179

The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, Federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

The PRO-CONSCIENCE WOMEN'S EQUITY MUTUAL FUND (the "Fund") is a diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares are purchased and redeemed at their net asset value per share, without a sales charge. The minimum initial investment is $1,000, with subsequent minimum investments of $100 or more, except that the minimum initial investment for Individual Retirement Accounts is $500. Under the Fund's Distribution (Rule 12b-1) Plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers.


FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period


The following information has been audited by Tait, Weller & Baker, independent accountants, whose unqualified report covering the fiscal period ended March 31, 1997 is incorporated by reference herein and appears in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes thereto which appear in the annual report to shareholders and are incorporated by reference into the Statement of Additional Information. Further information about the Fund's performance may be included in its annual report, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.



                                        Year Ended      Year Ended      Year Ended      October 1, 1993*
                                        March           March           March           through
                                        31, 1997        31, 1996        31, 1995        March 31, 1994

Net asset value,
beginning of period                     $11.22          $ 9.93          $10.46          $10.00
Income from investment operations:
     Net investment
        income (loss)                     (.01)            .01             .36            (.01)
     Net realized and
        unrealized gain
        (loss) on
        investments                        .90            1.59            (.28)            .47
Total from investment
operations                                 .89            1.60             .08             .46
Less distributions:
     From net investment
        income                            (.01)          (0.31)           (.02)            -0-
     From net capital
        gains                              -0-             -0-            (.59)            -0-
Total distributions                       (.01)          (0.31)           (.61)            -0-
Net asset value,
end of period                           $12.10          $11.22          $ 9.93          $10.46

Total return                              7.92%          16.17%          0.97%           9.23%+

Ratios/supplemental data:
Net assets, end of
period (millions)                      $  4.4           $  3.3         $  1.5         $  0.6
Ratio of expenses to average net assets:
Before expense reimbursement
and waiver                                4.09%            4.75%          8.69%         21.93%+
After expense reimbursement
and waiver                                1.50%            1.50%          1.50%          1.50%+
Ratio of net investment
income (loss) to
average net assets:
Before expense reimbursement
and waiver                              (2.64%)           (1.97%)        (1.97%)       (20.74%)+
After expense reimbursement
and waiver                              (0.05%)            1.28%          5.22%          0.31%+

Portfolio turnover rate                 51.13%           120.64%        705.88%        139.26%
Average commission rate
paid per share                          $.0548           -              -               -

*Commencement of operations.

+Annualized.

For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



OBJECTIVE, INVESTMENT APPROACH AND RISK

The investment objective of the Fund is to provide long-term capital appreciation by investing primarily in equity securities (common and preferred stocks) in a manner consistent with preservation of the Fund's assets. There is, of course, no assurance that the Fund's objective will be achieved. The Fund will invest in securities of publicly traded companies that satisfy certain social responsibility criteria and that are proactive toward women's social and economic equality. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies believed to have these characteristics.

An investment in the Fund, as is the case with regard to all mutual funds, involves certain risk factors. Because prices of equity and other securities fluctuate, the value of an investment in the Fund will vary, as the market value of its investment portfolio changes.

The Fund is diversified, which under applicable federal law means that as to 75% of its total assets, no more than 5% may be invested in the securities of a single issuer and that no more than 10% of its total assets may be invested in the voting securities of any such issuer.

Investment Approach
The Fund seeks long term capital appreciation. The amount of income generated by a stock will not be an important consideration in seeking to purchase or retain it. The portfolio will normally be fully invested in stocks, except for liquidity needs.

The expected returns and risks of different sectors of the equity market change over time. The ability to evaluate and determine the relative attractiveness of these sectors is advantageous in controlling risk and achieving attractive returns. In determining the sector allocation of the Fund, the Fund's Advisor and Sub-Advisor consider different likely outcomes for inflation, profits, employment, the dollar and other macroeconomic variables together with the prices of stocks in various sectors to determine which sectors combined are expected to maximize returns while controlling portfolio risk. This may involve substantial changes in industry weightings as economic conditions and asset prices change. Within each industry sector, the Fund seeks stocks with the best value to price relationships by assessing each company's financial strength, examining each firm's business strategy and employing quantitative measures such as dividend discount models.

The Fund may purchase both common and preferred stocks. Within different industries, individual stock selection is based upon analysis of the company's fundamental characteristics including financial strength, response to industry and economy-wide changes, and price and cost trends. The Fund seeks to purchase companies with sound competitive positions and strategies. Although companies with varying fundamental characteristics may be purchased to achieve diversification, emphasis is given to companies with above-average earnings growth, sustained profitability, and above-average return on invested capital.

Company management is also evaluated based on multiple measures of social responsibility. The Fund's Sub-Advisor, which is recognized as one of the premier firms in the business of managing investment portfolios subject to socially responsive investment criteria, with the oversight and assistance of the Advisor, will provide the social screening for the portfolio as well as the investment management. The investment universe is screened for policies toward women's social and economic equality. The Advisor and Sub-Advisor look for companies that exhibit some or all of the following socially responsible characteristics:

    promotes women to top executive positions and compensates them accordingly has a high percentage of women directors on the board

    has strong support from senior executives for workplace quality provides career development and training programs for women employees including mentoring and company-sponsored women networking groups monitors hiring and promotion activity closely

    offers programs addressing work/family concerns uses women-owned companies as vendors and service providers presents positive images of women in their advertising, promotion, and marketing is accountable to employees, investors, and the communities in which it operates

The following characteristics are viewed negatively when selecting potential investments:

    has  a pattern of Equal Employment Opportunity Act violations promotes sexist stereotypes in the workplace or in their advertising markets products that adversely affect women

    unwillingness to engage in dialogue concerning women's issues

Companies that exhibit some or all of the following characteristics are also considered:

    sensitive to minority issues

    exhibit fair employee relations

    provide high quality products or services

    sensitive to environmental concerns

Fixed Income Securities
Bond investments made by the Fund normally are those which are considered investment grade, including bonds which are direct or indirect obligations of the U.S. government, or which at the date of investment are rated Baa or better by Moody's Investor Services ("Moody's") or BBB or better by Standard & Poor's ("S&P") or of comparable quality as determined by the Fund. Bonds rated Baa or BBB are considered medium grade obligations with speculative characteristics and are more susceptible to changing market conditions.

Money market instruments selected for investment include high grade, short-term obligations, including those of the U.S. government, its agencies and instrumentalities. U.S. dollar-denominated certificates of deposit, time deposits and bankers' acceptances of U.S. banks, generally banks with assets in excess of $1 billion, repurchase agreements with recognized dealers and banks and commercial paper (including participation interests in loans extended by banks to issuers of commercial paper) that at the date of investment is rated A-1 by S&P or P-1 by Moody's, or, if unrated, of comparable quality as determined by the Advisor.

Repurchase Agreements
The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is invested primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (that is, the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions.

Foreign Securities
The Fund may invest up to 20% of its assets in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks that are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about these issuers than is available about companies in the U.S., and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. Dividends and interest on foreign securities may be subject to foreign withholding taxes. The Fund may also invest without limit in securities of foreign issuers which are listed and traded on a domestic national securities exchange.



Portfolio Turnover


The normal annual rate of portfolio turnover will usually be under 60%. However, in periods of unusual market activity, the annual rate of portfolio turnover may exceed 100%. In general, the Advisor does not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective. Higher rates of portfolio turnover involve greater brokerage commission expenses and can result in increased taxable capital gain distributions.


Investment Restrictions

The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.


MANAGEMENT OF THE FUND


The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. The Fund's Advisor is Pro-Conscience Funds, Incorporated, a California corporation organized in 1993, which is located at 625 Market Street, 16th Floor, San Francisco, California 94105. The Advisor develops the Fund's investment policy, including guidelines and social criteria for screening companies for their policies on behalf of women, oversees the management of the Fund's investments, furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based on the average daily net assets of the Fund at the rate of 1.00% annually.

United  States  Trust  Company  of Boston is the  Sub-Advisor  to the Fund.  The
Sub-Advisor together with the Advisor is responsible for formulating and implementing the Fund's investment program. The Sub-Advisor is a Massachusetts-chartered banking and trust company and is a wholly-owned subsidiary of UST Corporation, a Massachusetts bank holding company. It is located at 40 Court Street, Boston, MA 02108. The Sub-Advisor has approximately $2.8 billion of assets under management. The Trust Department of the Sub-Advisor has managed funds as a fiduciary since 1895. Ms. Cheryl Smith, Vice President of the Sub-Advisor, is the Fund's portfolio manager. Ms. Smith is a Chartered Financial Analyst and a member of the Boston Security Analysts Society and has been associated with the Sub-Advisor since 1991. Neither the Sub-Advisor nor UST Corporation is affiliated with United States Trust Company of New York. For its services, the Sub-Advisor is entitled to receive a Sub-Advisory fee from the Advisor at the rate of 0.25% of the Fund's average net assets annually.


Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administrative Management Agreement. Under that agreement, the Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Average  Net Assets     Fee or Fee Rate*
Under $15 million       $30,000
$15 to $50 million      0.20%
$50 to $100 million     0.15%
$100 to $150 million    0.10%
Over $150 million       0.05%



The Fund is responsible for its own operating expenses. The Advisor has undertaken to reduce its fees or reimburse the Fund for its annual operating expenses that exceed 1.50% of the Fund's average daily net assets. Brokerage commissions for securities transactions of the Fund are not included in the expenses subject to this 1.50% cap. The Advisor also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses. To the extent the Advisor performs a service for which the Fund is obligated to pay, the Fund shall reimburse the Advisor for its costs incurred in rendering such service.


The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution and the availability of research that the Advisor may lawfully and appropriately use in its investment management and advisory capacities. The Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions provided that the Fund receives prompt execution at competitive prices.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1. The Plan provides that the Fund may pay distribution and related expenses of up to an annual rate of 0.25% of the Fund's average net assets to the Advisor as distribution coordinator. Expenses permitted to be paid by the Fund under its Plan include: preparation, printing and mailing of prospectuses; shareholder reports such as semiannual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares; payments to financial intermediaries for shareholder support; administrative and accounting services with respect to the shareholders of the Fund; and such other expenses as may be approved from time to time by the Board of Trustees.

The Rule 12b-1 Distribution Plan allows excess distribution expenses to be carried forward by the Advisor, as distribution coordinator, and resubmitted in a subsequent fiscal year provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board of Trustees has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and (iii) the Board of Trustees makes a further determination, at the time any distribution expenses which have been carried forward are resubmitted for payment, to the effect that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

HOW TO INVEST IN THE FUND

The minimum initial investment is $1,000, except that the minimum for Individual Retirement Accounts is $500. Subsequent investments must be at least $100. See "Services Available to the Fund's Shareholders." First Fund Distributors, Inc. (the "Distributor"), acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements. The Advisor, in its discretion, may pay finder's fees or commissions at its own expense. Investors who effect purchases or redemptions through a broker or agent may be charged a fee by that broker or agent. Investors may purchase shares of the Fund by check or wire.


By Check:
Initial Investment. Complete the Fund's Account Application (included with this Prospectus). Make your check payable to "Pro-Conscience Women's Equity Mutual Fund." Mail or deliver the completed Account Application and your check to:
Pro-Conscience Women's Equity Mutual Fund, P.O. Box 640856, Cincinnati, OH 45264-0856. For purchases by overnight mail, please contact the Transfer Agent at (800) 385-7003 for instructions.


Subsequent Investments.
Detach and complete the stub attached to your account statement. Make your check payable to "Pro-Conscience Women's Equity Mutual Fund." Write your shareholder account number on the check. Mail or deliver the check and reinvestment form in the envelope provided or send it to the Fund at the address indicated above.

By Wire:
Initial Investment. Before wiring funds, call the Fund at (800) 385-7003 to advise that you intend to make an initial investment by wire and to receive an account number. Provide your name, and the dollar amount to be invested. Complete the Fund's Account Application (included with this Prospectus). Be sure to include the date and the order confirmation number. Mail or deliver the completed Application to the appropriate address shown at the top of the Account Application.

Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the Fund's Custodian, as follows:

Star Bank, N.A. Cinti/Trust
ABA Routing Number: 0420-0001-3
for further credit to Pro-Conscience Women's
  Equity Mutual Fund
DDA #483898037
Account Number [Name of Shareholder]

Subsequent Investments. Instruct your bank to wire funds as indicated above. It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner from the Transfer Agent, and any fees that may be imposed by their own banks.

General
Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

The  Fund  does  not  issue   share   certificates.   All  shares  are  held  in
non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

HOW TO REDEEM AN INVESTMENT IN THE FUND

Shareholders have the right to have the Fund redeem all or any portion of their outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.


Direct Redemption
A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. Redemption requests should be sent to Women's Equity Mutual Fund, American Data Services, Inc., P. O. Box 5536, Hauppauge, NY 11788-0132. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws; these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.


Telephone Redemption
Shareholders who complete the Telephone Privileges Authorization portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at (800) 385-7003 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. Neither the Fund nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine, provided that such procedures are followed. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

General
Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfers to Minors Acts accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,000. If the Fund determines to make such an involuntary redemption, shareholders will first be notified that the value of their account is less than $1,000 and will be allowed 30 days to make an additional investment to bring the value of their account to at least $1,000 before the Fund takes any action.


SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

Retirement Plans
The Fund offers a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.


Check-A-Matic Plan
For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $50). Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing.


Systematic Withdrawal Program
As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in recognition of a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.


HOW THE FUND'S SHARE VALUE IS DETERMINED

The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

DISTRIBUTIONS AND TAXES

Dividends and Distributions
Dividends from net investment income are declared and paid at least annually, typically at the end of the Fund's fiscal year (March 31). Any undistributed net capital gains realized during the Fund's fiscal year will also be distributed to shareholders after the end of the year, with a supplemental distribution on or about December 31 of any undistributed net investment income as well as any additional undistributed capital gains earned during the 12-month period ended each October 31.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes
The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income or excise taxes. Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the dividends-received deduction available to corporate shareholders. Distributions designated as capital gain dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.

Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Fund.

GENERAL INFORMATION

The Trust
The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year end of the Fund is March 31.

Shareholder Rights
Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (for example, approval of the Management Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (for example, election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information
From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's commencement of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries
Shareholder inquiries should be directed to the Fund at the number shown on the cover of the Prospectus.

Advisor


Pro-Conscience Funds Incorporated
625 Market Street, 16th Floor
San Francisco, California  94105
(415) 547-9135




Distributor

First Fund Distributors, Inc.
4455 E. Camelback Road, Suite 261-E
Phoenix, Arizona  85018



Custodian

Star Bank, N.A.
425 Walnut St.
Cincinnati, Ohio  45202



Transfer and Shareholder Service Agent


American Data Services
P. O. Box 5536
Hauppauge, NY 11788-0132




Auditors

Tait, Weller & Baker
2 Penn Center Plaza
Philadelphia, Pennsylvania  19102



Legal Counsel


Paul, Hastings, Janofsky, Walker LLP
345 California Street
San Francisco, California 94104

August 1, 1997

625 Market Street, 16th Floor
San Francisco, California 94105
(415)  547-9135
(800)  385-7003


                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1997


                           AVONDALE TOTAL RETURN FUND
                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                                  1105 Holliday
                           Wichita Falls, Texas 76301
                                 (817) 761-3777
                                 (800) 385-7003



This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of the Avondale Total Return Fund (the "Fund"). A copy of the prospectus of the Fund dated August 1, 1997 is available by calling either of the numbers listed above.



                                TABLE OF CONTENTS


The Trust.......................................................................................................B-2
Investment Objective and Policies...............................................................................B-2
Investment Restrictions.........................................................................................B-4
Distributions and Tax Information...............................................................................B-6
Trustees and Executive Officers.................................................................................B-8
The Fund's Investment Advisor..................................................................................B-10
The Fund's Administrator.......................................................................................B-11
The Fund's Distributor.........................................................................................B-12
Execution of Portfolio Transactions............................................................................B-12
Additional Purchase and Redemption Information.................................................................B-14
Determination of Share Price...................................................................................B-15
Performance Information........................................................................................B-16
General Information............................................................................................B-17
Financial Statements...........................................................................................B-18
Appendix.......................................................................................................B-19





Avondale SAI                                          B-1

                                    THE TRUST


Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This Statement of Additional Information relates only to the Fund.


                        INVESTMENT OBJECTIVE AND POLICIES

         The Avondale Total Return Fund is a mutual fund with the investment objective of seeking the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks) and higher quality fixed income obligations. The balance between debt and equity securities may be adjusted based upon the market interpretation of the Investment Advisor of the Fund. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

Repurchase Agreements

         The Fund may enter into repurchase agreements as discussed in the Prospectus. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in illiquid securities including such repurchase agreements.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before

Avondale SAI                                          B-2
being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Investment Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Lending of Portfolio Securities

         As noted in the Prospectus, the Fund may lend up to 30% of its portfolio securities in order to generate additional income. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time.

When-Issued Securities


         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.



Foreign Securities

         The  Fund  may  invest  up to  15%  of  its  total  assets  in  foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry and foreign currencies maybe stronger or weaker than the U.S. dollar. An investment may be affected by changes in currency rates and in exchange control regulations, and the Fund may incur transaction charges in exchanging currencies. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Foreign stock markets may have substantially less volume than the New York Stock Exchange, and securities of foreign issuers may be generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.


                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

         1. With respect to 75% of its total assets: (a) invest more than 5% of its total assets (taken at market value at the time of investment) in the securities of any one issuer, or (b) acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition); except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

         2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

         3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). Any

Avondale SAI                                          B-3
such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

         5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

         6. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the Trustees or officers of the Trust or the Fund's Investment Advisor owns beneficially more than 1/2 of 1%, and all such Trustees or officers holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

         7. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options. (As a matter of operating policy, the Board of Trustees may authorize the Fund to engage in certain activities involving options and/or futures for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

         8. Invest, in the aggregate, more than 10% of its total assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

         9. Invest in any issuer for purposes of exercising control or management.

         10. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

         11. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

         The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.


Avondale SAI                                          B-4

         12. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or the Fund owning securities of investment companies in the aggregate which would exceed 10% of the value of the Fund's total assets.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

         Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectus after the conclusion of the Fund's fiscal year (March 31). Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

         Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (I) at least 98% of its ordinary income for such year,
(ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and
(iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.


Avondale SAI                                          B-5

         Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

         Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on that Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

         Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

         A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.


Avondale SAI                                          B-6

         Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Internal Revenue Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

         The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

         This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

                         TRUSTEES AND EXECUTIVE OFFICERS

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers and their affiliations and principal occupations for the past five years are set forth below.



Avondale SAI                                          B-7

Steven J. Paggioli,* 47  President and Trustee

479 West 22nd Street, New York, New York 10011. Executive Vice President, The Wadsworth Group (consultants) since 1986; Executive Vice President of Investment Company Administration Corporation ("ICAC") (mutual fund administrator and the Trust's administrator),and Vice President of First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor) since 1990.

Dorothy A. Berry, 52 Trustee

40 Maple Lane, Copake, NY 12516. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook, 56 Trustee

One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel, 57 Trustee

2 Crown Lane, Savannah, GA 31411. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington, 51 Trustee

1191 Valley Road, Clifton, New Jersey 07103. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Eric M. Banhazl*, 39 Treasurer

2025 E. Financial Way, Suite 101, Glendora, California 91741. Senior Vice President, The Wadsworth Group, Senior Vice President of ICAC and Vice President of FFD since 1990.

Robin Berger*, 40 Secretary

479 West 22nd St., New York, New York 10011. Vice President, The Wadsworth Group since June, 1993; formerly Regulatory and Compliance Coordinator, Equitable Capital Management, Inc. (1991- 93).


Avondale SAI                                          B-8

Robert H. Wadsworth*, 57 Vice President

4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of The Wadsworth Group since 1982, President of ICAC and FFD since 1990.

*Indicates an "interested person" of the Trust as defined in the 1940 Act.

         Set forth below is the rate of compensation received by the following Trustees from the Fund and all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested trustees receive an annual retainer of $7,500 and a fee of $2,500 for each regularly scheduled meeting. These trustees also receive a fee of $1000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $4,500. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the Fund or any other portfolios of the Trust.

Name of Trustee                                       Total Annual Compensation

Dorothy A. Berry                                      $22,000
Wallace L. Cook                                       $17,500
Carl A. Froebel                                       $17,500
Rowley W.P. Redington                                 $17,500


         During the fiscal year ended March 31, 1997, trustees' fees and expenses in the amount of $4,328 were allocated to the Fund. As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.


                          THE FUND'S INVESTMENT ADVISOR

         As stated in the Prospectus, investment advisory services are provided to the Fund by Herbert R. Smith, Incorporated, the Manager, pursuant to an Investment Advisory Agreement. The Agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees of the Trust or the vote of a majority of the outstanding shares of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Fund or the Manager upon sixty days' written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.


         For the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, the Manager received investment advisory fees of $44,869, $58,529 and $71,531 under the Agreement.



Avondale SAI                                          B-9

         Herbert R. Smith, Incorporated is independently owned by its officers. Herbert R. Smith is the Chairman, Chief Executive Officer and a Director of the Manager and owns a controlling interest in the Investment Advisor.

         The use of the name "Avondale" by the Fund is pursuant to a license granted by the Investment Advisor, and in the event the Investment Advisory Agreement with the Fund is terminated, the Investment Advisor has reserved the right to require the Fund to remove any references to the name "Avondale."

         The Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.


                            THE FUND'S ADMINISTRATOR

         The Fund has an Administration Agreement with Investment Company Administration Corporation (the "Administrator"), a corporation owned and controlled by Messrs. Banhazl, Paggioli and Wadsworth with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, the Administrator receives an annual fee equal to the greater of .15% of the Fund's average daily net assets or $30,000, provided that if the Fund's annual operating expenses exceed $90,000 after waiver of the Investment Advisor's fee, and if the net assets of the Fund are $5 million or less, the Administrator will waive its fee in an amount equal to such excess.


         During each of the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, respectively, the Administrator and its predecessor received fees of $30,000.



Avondale SAI                                          B-10

                             THE FUND'S DISTRIBUTOR

         First Fund Distributors, Inc., (the "Distributor"), a corporation owned by Mr. Banhazl, Mr. Paggioli and Mr. Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distributing Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Manager determines which securities are to be purchased and sold by the Fund and which broker-dealers will be used to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Manager, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Manager that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Manager considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful

Avondale SAI                                          B-11
in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.


         While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Manager, even if the specific services are not directly useful to the Fund and may be useful to the Manager in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Fund. In this regard, during the fiscal year ended March 31, 1997, substantially all of the brokerage commissions paid by the Fund were directed to the selected brokers because of research services provided and were effected at rates believed by the Manager to be higher than otherwise obtainable, but reasonable in relation to the services provided. The services obtained by this allocation of brokerage included the Bridge Trading System software and data access fees and research reports from William O'Neil & Co.


         Investment decisions for the Fund are made independently from those of other client accounts or mutual funds ("Funds") managed or advised by the Manager. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.


         The Fund does not effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers.


Avondale SAI                                          B-12

         The Fund does not use the Distributor to execute its portfolio transactions. For the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, respectively, the aggregate brokerage commissions paid by the Fund were $12,690, $15,895 and $16,852.

In-Kind Purchases

         The Fund issues shares for consideration other than cash only where there is a bona fide reorganization, statutory merger, or where the securities to be acquired meet the investment objectives and policies of the Fund, are acquired for investment and not for resale, and liquid and not restricted as to transfer either by law or market liquidity, and have a value which is readily ascertainable (and not established only by valuation procedures), as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

         Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash.


Avondale SAI                                          B-13

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.


Check-A-Matic

         As discussed in the Prospectus, the Fund provides a Check-A-Matic Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Check-A-Matic Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.


                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

         In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.




Avondale SAI                                          B-14

                             PERFORMANCE INFORMATION

         From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

         The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted

          T  =  average annual total return
          n  =  number of years
          ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.


         The average annual compounded rate of returns, or total return, for the Fund for the one year and five year periods and from the period from inception of the Fund on October 12, 1988 through March 31, 1997 were 1.10%, 8.38% and 8.93%, respectively.







Avondale SAI                                          B-15

                               GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.


         Star Bank N.A., 425 Walnut Street, Cincinnati, OH 45202 acts as Custodian of the securities and other assets of the Fund. American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788- 0132 is the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.


         Tait, Weller & Baker, 121 South Broad Street, Philadelphia, PA 19107, are the independent auditors for the Fund.


         Paul, Hastings, Janofsky & Walker, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Fund.

         The following persons are beneficial owners of more than 5% of the Fund's outstanding voting securities as of June 23, 1997. An asterisk (*) denotes an account affiliated with the Fund's investment advisor, officers or trustees:

Trust Company of Texas, Trustee, Humphrey Printing Co. Profit Sharing Trust, Dallas, TX 75205; 5.67%.

         Star Bank, custodian for Ted F Gingrich IRA Account, Yuba City, CA 95991; 5.73%.



         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


Avondale SAI                                          B-16

         The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.





                              FINANCIAL STATEMENTS


         The annual report to shareholders for the Fund for the fiscal year ended March 31, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.




Avondale SAI                                          B-17

                                    APPENDIX

                          Description of Bond Ratings*

Moody's Investors Service

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Avondale SAI                                          B-18

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.


Avondale SAI                                          B-19

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1997


               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND
                  a series of Professionally Managed Portfolios
                         One Sansome Street, Suite 3300
                             San Francisco, CA 94104
                                 (800) 685-4277
                                 (800) 385-7003



         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund"). A copy of the prospectus of the Fund dated August 1, 1997 is available by calling either of the numbers listed above.


                                TABLE OF CONTENTS


The Trust.......................................................................................................B-2
Investment Objective and Policies ..............................................................................B-2
Investment Restrictions.........................................................................................B-5
Distributions and Tax Information...............................................................................B-7
Trustees and Executive Officers.................................................................................B-9
The Fund's Investment Advisor..................................................................................B-11
The Fund's Administrator.......................................................................................B-12
The Fund's Distributor.........................................................................................B-12
Execution of Portfolio Transactions............................................................................B-12
Additional Purchase and Redemption Information.................................................................B-14
Determination of Share Price...................................................................................B-15
Performance Information........................................................................................B-16
General Information............................................................................................B-17
Financial Statements...........................................................................................B-18





HBSS SAI                                              B-1

                                    THE TRUST

         Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This Statement of Additional Information relates only to the Fund.



                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a mutual fund with the investment objective of seeking growth of capital. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

Repurchase Agreements

         The Fund may enter into repurchase agreements as discussed in the Prospectus. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund's total assets would be invested in illiquid securities including such repurchase agreements.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor,

HBSS SAI                                              B-2
the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the investment advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When-Issued Securities


         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.



Short-Term Investments; U.S. Government and Mortgage Related Securities

         As indicated in the prospectus, the Advisor expects that under normal market conditions, the Fund will stay fully invested and cash levels typically will not exceed 5% of total assets. However,

HBSS SAI                                              B-3
at times the Fund may invest in short-term cash equivalent securities either for
temporary,   defensive  purposes  or  when  the  Advisor  views  the  market  as significantly overvalued.

         These securities may include U.S. Government securities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Financing Bank and Student Loan Marketing Association.

         All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the FNMA, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

         Short-term securities may also include mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

         As noted above, payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U. S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA") or by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.


HBSS SAI                                              B-4

         Collateralized mortgage obligations ("CMO's") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO's may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMO's are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. Other mortgage-related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

         In certain mortgage-related securities, all interest payments go to one class of holders--"interest only" or "IO"--and all of the principal goes to a second class of holders--"principal only" or "PO". The yield to maturity on an IO class is extremely sensitive to the rate of principal prepayments on the related underlying mortgage assets, and a rapid rate of principal payments will have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even when the securities are rated AA or the equivalent. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on a PO class would be materially adversely affected. As interest rates rise and fall, the value of IO's tends to move in the same direction as interest rates. The value of the other mortgage-related securities described herein, like other debt instruments, will tend to move in the opposite direction from interest rates. In general, the Fund treats IO's and PO's as subject to the restriction on investments in illiquid instruments except that IO's and PO's issued by the U.S. Government, its agencies and instrumentalities and backed by fixed-rate mortgages may be excluded from this limit if, in the judgment of the Advisor and subject to the oversight of the Trustees such IO's and PO's are readily marketable.

                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies and (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

         2. (a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowing.

HBSS SAI                                              B-5

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing.

         3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

         4. Purchase or sell commodities or commodity contracts (however the Fund reserves the right in the future to engage in futures contracts and options on futures contracts upon authorization by the Board of Trustees and notification to shareholders).

         5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

         6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowing, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

         7. Invest in any issuer for purposes of exercising control or management.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:



         8. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or the Fund owning securities of investment companies in the aggregate which would exceed 10% of the value of the Fund's total assets.

         9. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.



         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except with respect to the Fund's policies on borrowing and on illiquid securities, or as otherwise noted.





HBSS SAI                                              B-6

                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

         Any dividends from net investment income (including realized short term capital gains) are declared and paid at least annually, typically at the end of the Fund's fiscal year (March 31). Any undistributed long term net capital gains realized during the 12-month period ended each October 31, as well as any additional undistributed long term capital gains realized during the Fund's fiscal year, will also be distributed to shareholders on or about December 31 of each year.

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

         Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (I) at least 98% of its ordinary income for such year,
(ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and
(iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

         Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

         Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely

HBSS SAI                                              B-7
dependent on that Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

         Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.


         A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

         Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Internal Revenue Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

HBSS SAI                                              B-8

         The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

         This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

                         TRUSTEES AND EXECUTIVE OFFICERS

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers and their affiliations and principal occupations for the past five years are set forth below.


Steven J. Paggioli,* 47  President and Trustee

479 West 22nd Street, New York, New York 10011. Executive Vice President, The Wadsworth Group (consultants) since 1986; Executive Vice President of Investment Company Administration Corporation ("ICAC") (mutual fund administrator and the Trust's administrator),and Vice President of First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor) since 1990.

Dorothy A. Berry, 52 Trustee

40 Maple Lane, Copake, NY 12516. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).



HBSS SAI                                              B-9

Wallace L. Cook, 56 Trustee

One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel, 57 Trustee

2 Crown Lane, Savannah, GA 31411. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington, 51 Trustee

1191 Valley Road, Clifton, New Jersey 07103. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Eric M. Banhazl*, 39 Treasurer

2025 E. Financial Way, Suite 101, Glendora, California 91741. Senior Vice President, The Wadsworth Group, Senior Vice President of ICAC and Vice President of FFD since 1990.

Robin Berger*, 40 Secretary

479 West 22nd St., New York, New York 10011. Vice President, The Wadsworth Group since June, 1993; formerly Regulatory and Compliance Coordinator, Equitable Capital Management, Inc. (1991- 93).

Robert H. Wadsworth*, 57 Vice President

4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of The Wadsworth Group since 1982, President of ICAC and FFD since 1990.

*Indicates an "interested person" of the Trust as defined in the 1940 Act.

         Set forth below is the rate of compensation received by the following Trustees from the Fund and all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested trustees receive an annual retainer of $7,500 and a fee of $2,500 for each regularly scheduled meeting. These trustees also receive a fee of $1000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $4,500. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the Fund or any other portfolios of the Trust.

HBSS SAI                                              B-10

Name of Trustee                                       Total Annual Compensation

Dorothy A. Berry                                      $22,000
Wallace L. Cook                                       $17,500
Carl A. Froebel                                       $17,500
Rowley W.P. Redington                                 $17,500

         During the fiscal year ended March 31, 1997, trustees' fees and expenses in the amount of $2,791 were allocated to the Fund. As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.


                          THE FUND'S INVESTMENT ADVISOR

         The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. The Advisor is located at One Sansome Street, Suite 3300, San Francisco, CA 94104. The Advisor provides investment advisory services to individual and institutional investors with assets of approximately $2.8 billion. Mr. John J. Sullivan, Executive Vice President, Treasurer and Director of the Advisor and Mr. Gordon J. Ceresino, Executive Vice President and Director of the Advisor are responsible for management of the Fund's portfolio.

         Under the Investment Advisory Agreement with the Fund, the Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 0.75% annually.


         The Adviser has undertaken to limit the Fund's operating expenses to an annual level of 1.29% of the Fund's average net assets. For the fiscal period ended March 31, 1997, the Advisor waived its fees of $15,020 and reimbursed the Fund in the amount of $74,252.


         The Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.





HBSS SAI                                              B-11

                            THE FUND'S ADMINISTRATOR


         The Fund has an Administration Agreement with Investment Company Administration Corporation (the "Administrator"), a corporation owned and controlled by Messrs. Banhazl, Paggioli and Wadsworth with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, ICAC receives an annual fee equal to 0.12% of the Fund's average daily net assets up to $25 million, 0.07% of the next $25 million of net assets, 0.05% of the next $50 million of net assets and 0.03% on assets over $100 million, with a minimum fee of $30,000. ICAC received fees of $28,351 from the Fund for the fiscal period ended March 31, 1997.


                             THE FUND'S DISTRIBUTOR

         First Fund Distributors, Inc., (the "Distributor"), a corporation owned by Mr. Banhazl, Mr. Paggioli and Mr. Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distributing Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


                       EXECUTION OF PORTFOLIO TRANSACTIONS


         Pursuant to the Investment Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers will be used to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.



HBSS SAI                                              B-12

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Adviser will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

         While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser's overall responsibilities to the Fund.

         Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser.
Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may

HBSS SAI                                              B-13
have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.


         The Fund does not effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers.


         The Fund does not use the Distributor to execute its portfolio transactions. For the fiscal period ended March 31, 1997 the aggregate brokerage commissions paid by the Fund were $4,429.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

         Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it

HBSS SAI                                              B-14
will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.


Check-A-Matic

         As discussed in the Prospectus, the Fund provides a Check-A-Matic Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Check-A-Matic Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.


                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

         In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed

HBSS SAI                                              B-15
income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


                             PERFORMANCE INFORMATION

         From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

         The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted

          T  =  average annual total return
          n  =  number of years
          ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.


         The Fund's total return since its inception on May 1, 1996 through the fiscal period ending March 31, 1997 was 10.36%.



HBSS SAI                                              B-16

                               GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.


         Star Bank N.A., 425 Walnut Street, Cincinnati, OH 45202 acts as Custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132 is the Fund's Transfer and Dividend Disbursing Agent.


         Ernst & Young, 515 S. Flower St., Los Angeles, CA 90071 are the independent auditors for the Fund.


         Paul, Hastings, Janofsky & Walker, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Fund.

         The following persons are beneficial owners of more than 5% of the Fund's outstanding voting securities as of June 23, 1997. An asterisk (*) denotes an account affiliated with the Fund's investment advisor, officers or trustees:

*W. Graeme Bretall and Norah M. Bretall, Trustees for the Bretall 1994 Living Trust, Atherton, CA 94027; 5.26%.

         Robert Wallace Grant, Hillsborough, CA 94010; 5.24%

         First National Bank FBO Photon 401k, La Jolla, CA 92037; 42.11%

         Charles Schwab & Co., Inc., Special Custody Account for Exclusive Benefit of Customers, San Francisco, CA 94104; 7.11%


         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial

HBSS SAI                                              B-17
loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

         The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                              FINANCIAL STATEMENTS


         The annual report to shareholders for the Fund for the fiscal year ended March 31, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.



HBSS SAI                                              B-18

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1997


                                   HODGES FUND
                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                                2905 Maple Avenue
                               Dallas, Texas 75201
                                 (800) 388-8512
                                 (800) 385-7003


         This Statement of Additional Information is not a prospectus and it should be read in conjunction with the prospectus of the Hodges Fund (the "Fund"). A copy of the prospectus of the Fund dated August 1, 1997 is available by calling either of the numbers listed above.

                                TABLE OF CONTENTS


The Trust.......................................................................................................B-2
Investment Objective and Policies...............................................................................B-2
Investment Restrictions.........................................................................................B-7
Distributions and Tax Information...............................................................................B-8
Trustees and Executive Officers................................................................................B-11
The Fund's Investment Advisor..................................................................................B-13
The Fund's Administrator.......................................................................................B-14
The Fund's Distributor.........................................................................................B-14
Execution of Portfolio Transactions............................................................................B-15
Additional Purchase and Redemption Information.................................................................B-17
Determination of Share Price...................................................................................B-18
Performance Information........................................................................................B-18
General Information............................................................................................B-19
Financial Statements...........................................................................................B-20



Hodges SAI                                            B-1

                                    THE TRUST

         Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This Statement of Additional Information relates only to the Fund.


                        INVESTMENT OBJECTIVE AND POLICIES

         The Hodges Fund is a mutual fund with the investment objective of seeking capital appreciation. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

Repurchase Agreements

         The Fund may enter into repurchase agreements as discussed in the Prospectus. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund's total assets would be invested in illiquid securities including such repurchase agreements.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor,

Hodges SAI                                            B-2
the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the investment advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.


When-Issued Securities


         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.



U. S. Government Securities

         U.S. Government securities in which the Fund may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S.

Hodges SAI                                            B-3

Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association.

         All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against United States in the event that the agency or instrumentality does not meet its commitment.

         Among the U.S. Government securities that may be purchased by the Fund are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates," both of which represent pools of mortgages that are assembled, with interests sold in the pool. Payments of principal (including prepayments) and interest by individual mortgagors are "passed through" to the holders of interests in the pool; thus each payment to holders may contain varying amounts of principal and interest. Prepayments of the mortgages underlying these securities may result in the Fund's inability to reinvest the principal at comparable yields. Mortgage-backed securities also include "collateralized mortgage obligations," which are similar to conventional bonds in that they have fixed maturities and interest rates and are secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

Securities Lending

         Although the Fund's objective is capital appreciation, the Fund reserves the right to lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Advisor or Distributor and whose creditworthiness is acceptable to the Advisor. The borrower must deliver to the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the loaned securities at all times during the loan. During the time the portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial

Hodges SAI                                            B-4
fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time. It is not anticipated that more than 5% of the value of the Fund's portfolio securities will be subject to lending.

Options on Securities

         The Fund may write (sell) covered call options to a limited extent on its portfolio securities ("covered options") in an attempt to enhance gain.

         When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium") the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

         Closing sale transactions enable the Fund immediately to realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the option in order to realize any profit.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.



Hodges SAI                                            B-5

Options on Securities Indices

         The Fund may write (sell) covered call options on securities indices in an attempt to increase gain. A securities index option written by the Fund would obligate it, upon exercise of the options, to pay a cash settlement, rather than to deliver actual securities, to the option holder. Although the Fund will not ordinarily own all of the securities comprising the stock indices on which it writes call options, such options will usually be written on those indices which correspond most closely to the composition of the Fund's portfolio. As with the writing of covered call options on securities, the Fund will realize a gain in the amount of the premium received upon writing an option if the value of the underlying index increases above the exercise price and the option is exercised, the Fund will be required to pay a cash settlement that may exceed the amount of the premium received by the Fund. The Fund may purchase call options in order to terminate its obligations under call options it has written.

         The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Securities index options will not be purchased for speculative purposes. Unlike an option on securities, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right, upon the exercise of the option, to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier."

         A securities index fluctuates with changes in the market value of the securities included in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index such as the Standard & Poor's
100. Indices may also be based on industry or market segments.

         The Fund may purchase put options in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a stock index, the amount of payment it receives on exercising the option depends on the extent of any decline in the level of the stock index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities. The Fund may write put options on stock indices in order to close out positions in stock index put options which it has purchased.

         The Fund may purchase call options on stock indices in order to participate in an anticipated increase in stock market prices or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above

Hodges SAI                                            B-6
the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that the Fund intends to purchase. If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio. The Fund may write call options on stock indices in order to close out positions in stock index call options which it has purchased.

         The effectiveness of hedging through the purchase of options on securities indices will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the stock indices on which the options are available. In addition, the purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.


                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

         2. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

Hodges SAI                                            B-7

         4. Buy or sell interests in oil, gas or mineral exploration or development programs or related leases, or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

         5. Purchase or sell commodities or commodity contracts (As a matter of operating policy, the Board of Trustees may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

         6.  Invest  more  than 25% of the  market  value of its  assets  in the securities  of  companies  engaged  in any one  industry.  (Does  not  apply  to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

         7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

         8. Invest in any issuer for purposes of exercising control or management.

         The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

         9. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or the Fund owning securities of investment companies in the aggregate which would exceed 10% of the value of the Fund's total assets.

         10. Invest, in the aggregate, more than 15% of its total assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

         Dividends from net investment income and distributions from net profits from the sale of securities, if any, are generally made annually by the Fund after the conclusion of its fiscal year

Hodges SAI                                            B-8

(March 31). Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the twelve month period ended October 31 of each year will also be distributed by December 31 of each year.

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

         The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to qualify, the Fund must comply with all applicable requirements regarding the source of its income, diversification of its assets and timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income. The Fund will generally be subject to federal income tax on its undistributed net investment income and capital gains. To avoid federal excise taxes based on its net income, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and
(iii) any amounts from the prior calendar year that were not distributed.

         Net investment income consists of interest and dividend income and foreign currency gain, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

         Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.


Hodges SAI                                            B-9

         Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholders have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

     The Fund may write, purchase or sell certain options and futures contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless the Fund is eligible to make and makes a special election, such contracts that are "Section 1256 contracts" will be "marked-to-market" for federal income tax purposes at the end of each taxable year, i.e., each contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in such contracts will be 60% long-term and 40% short-term capital gain or loss. Section 1092 of the Code, which applies to certain "straddles", may affect the taxation of the Fund's transactions in options and futures contracts. Under Section 1092 of the Code, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions.

         One of the requirements for qualification as a regulated investment company is that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option contract.

         A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

         Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders

Hodges SAI                                            B-10
who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the Code. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

         The Fund will not be subject to tax in The Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

         The foregoing discussion of the Code relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

         This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.


                         TRUSTEES AND EXECUTIVE OFFICERS

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers and their affiliations and principal occupations for the past five years are set forth below.

Steven J. Paggioli,* 47  President and Trustee

479 West 22nd Street, New York, New York 10011. Executive Vice President, The Wadsworth Group (consultants) since 1986; Executive Vice President of Investment Company Administration Corporation ("ICAC") (mutual fund administrator and the Trust's administrator),and Vice President of First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor) since 1990.

Hodges SAI                                            B-11

Dorothy A. Berry, 52 Trustee

40 Maple Lane, Copake, NY 12516. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook, 56 Trustee

One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel, 57 Trustee

2 Crown Lane, Savannah, GA 31411. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington, 51 Trustee

1191 Valley Road, Clifton, New Jersey 07103. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Eric M. Banhazl*, 39 Treasurer

2025 E. Financial Way, Suite 101, Glendora, California 91741. Senior Vice President, The Wadsworth Group, Senior Vice President of ICAC and Vice President of FFD since 1990.

Robin Berger*, 40 Secretary

479 West 22nd St., New York, New York 10011. Vice President, The Wadsworth Group since June, 1993; formerly Regulatory and Compliance Coordinator, Equitable Capital Management, Inc. (1991- 93).

Robert H. Wadsworth*, 57 Vice President

4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of The Wadsworth Group since 1982, President of ICAC and FFD since 1990.

*Indicates an "interested person" of the Trust as defined in the 1940 Act.


Hodges SAI                                            B-12

         Set forth below is the rate of compensation received by the following Trustees from the Fund and all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested trustees receive an annual retainer of $7,500 and a fee of $2,500 for each regularly scheduled meeting. These trustees also receive a fee of $1000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $4,500. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the Fund or any other portfolios of the Trust.

Name of Trustee                                       Total Annual Compensation

Dorothy A. Berry                                      $22,000
Wallace L. Cook                                       $17,500
Carl A. Froebel                                       $17,500
Rowley W.P. Redington                                 $17,500


         During the fiscal year ended March 31, 1997, trustees' fees and expenses in the amount of $4,241 were allocated to the Fund. As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.



                          THE FUND'S INVESTMENT ADVISOR


         As stated in the Prospectus, investment advisory services are provided to the Fund by Hodges Capital Management, Inc., the Advisor, pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees of the Trust or the vote of a majority of the outstanding shares of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Fund or the Advisor upon sixty days' written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act. For the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, the Advisor received advisory fees totalling $73,966, $94,361 and $141,685, respectively.


         The use of the name "Hodges" by the Fund is pursuant to a license granted by the Advisor, and in the event the Investment Advisory Agreement with the Fund is terminated, the Advisor has reserved the right to require the Fund to remove any references to the name "Hodges."

         The Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the agreement applies), and (2)

Hodges SAI                                            B-13
a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.


                            THE FUND'S ADMINISTRATOR

         The Fund has an Administration Agreement with Investment Company Administration Corporation (the "Administrator"), a corporation owned and controlled by Messrs. Banhazl, Paggioli and Wadsworth with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, ICAC receives a monthly fee at the following annual rate:

Average Net Assets                                     Fee or Fee Rate
Under $15 million                                      $30,000
$15 to $15 million                                     0.20%
$50 to $100 million                                    0.15%
$100 to $150 million                                   0.10%
Over $150 million                                      0.05%


During the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, ICAC and its predecessor received fees of $30,000, $30,476 and $33,748, respectively.



                             THE FUND'S DISTRIBUTOR

         First  Dallas  Securities,  (the  "Distributor"),  an  affiliate of the
Advisor, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested

Hodges SAI                                            B-14
persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. In connection with the distribution of the Fund's shares, the Distributor received as commissions $10,969, $7,021 and $58,983 during the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, respectively.

         The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.50% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for or in anticipation of, expenses incurred for distribution related activities. During the year ended March 31, 1997, the Fund paid fees of $83,344 to the Distributor, of which $_______ was for selling compensation, and $_____ was for expenses related to advertising and sales material and $______ related to Distributor printing expenses.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers will be used to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Adviser will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required

Hodges SAI                                            B-15
to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

         While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser's overall responsibilities to the Fund.

         Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser.
Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

         The Fund does not effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers.



         During the Fund's fiscal years ended March 31, 1995, 1996, and 1997, the Distributor received $12,756, $20,198 and $17,268, respectively in brokerage commissions with respect to Fund portfolio transactions, which constituted 100%, 100% and 46%, respectively, of the Fund's brokerage commissions during those periods.


Hodges SAI                                            B-16

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

         Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.


Check-A-Matic

         As discussed in the Prospectus, the Fund provides a Check-A-Matic Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Check-A-Matic Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

Hodges SAI                                            B-17

                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

         In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


                             PERFORMANCE INFORMATION

         From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

         The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.


Hodges SAI                                            B-18

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted

          T  =  average annual total return
          n  =  number of years
          ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.


         The Fund's average annual total returns for the one year period and for the period from inception on October 9, 1992 through March 31, 1997 were 11.31% and 14.87%, respectively.



                               GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.


         Star Bank N.A., 425 Walnut St., Cincinnati, OH 45202 acts as Custodian of the securities and other assets of the Fund. American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132 is the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.


         Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, PA 19102, are the independent auditors for the Fund.


         Paul, Hastings, Janofsky & Walker, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Fund.



Hodges SAI                                            B-19

         The following persons are beneficial owners of more than 5% of the Fund's outstanding voting securities as of June 25, 1997. An asterisk (*) denotes an account affiliated with the Fund's investment advisor, officers or trustees:

         *Don W. Hodges, 2905 Maple Ave., Dallas, TX 75201; 7.50%;

         Four K Investments, L.P., Dallas, TX 75244; 6.45%.


         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

         The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                              FINANCIAL STATEMENTS

         The annual report to shareholders for the Fund for the fiscal year ended March 31, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.


Hodges SAI                                            B-20

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1997


                               THE OSTERWEIS FUND
                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                         One Maritime Plaza, Suite 1201
                             San Francisco, CA 94111
                                 (415) 434-4441
                                  (800-385-7003


         This Statement of Additional Information is not a prospectus and it should be read in conjunction with the prospectus of the Osterweis Fund (the "Fund"). A copy of the prospectus of the Fund dated August 1, 1997 is available by calling either of the numbers listed above.



                                TABLE OF CONTENTS


The Trust.......................................................................................................B-2
Investment Objective and Policies...............................................................................B-2
Investment Restrictions.........................................................................................B-6
Distributions and Tax Information...............................................................................B-7
Trustees and Executive Officers................................................................................B-10
The Fund's Investment Advisor..................................................................................B-12
The Fund's Administrator.......................................................................................B-13
The Fund's Distributor.........................................................................................B-13
Execution of Portfolio Transactions............................................................................B-13
Additional Purchase and Redemption Information.................................................................B-15
Determination of Share Price...................................................................................B-16
Performance Information........................................................................................B-17
General Information............................................................................................B-18
Financial Statements...........................................................................................B-19
Appendix.......................................................................................................B-20





Osterweis SAI                                         B-1

                                    THE TRUST

         Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This Statement of Additional Information relates only to the Fund.


                        INVESTMENT OBJECTIVE AND POLICIES

         The Osterweis Fund is a mutual fund with the investment objective of attaining long term total returns. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

Repurchase Agreements

         The Fund may enter into repurchase agreements as discussed in the Prospectus. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund's total assets would be invested in illiquid securities including such repurchase agreements.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor,

Osterweis SAI                                         B-2
the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the investment advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.


When-Issued Securities


         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.



Foreign Securities

         Among the means through which the Fund may invest in foreign securities is the purchase of American Depository Receipts ("ADR's") or European Depository Receipts ("EDR's"). Generally,

Osterweis SAI                                         B-3

ADR's, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDR's, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADR's are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDR's are European receipts evidencing a similar arrangement. For purposes of the Funds' investment policies, ADR's and EDR's are deemed to have the same classification as the underlying securities they represent. Thus an ADR or EDR representing ownership of common stock will be treated as common stock.

Debt Securities and Ratings

         Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security's rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.

         The Fund reserves the right to invest up to 30% of its assets in securities rated lower than BBB by S & P or lower than Baa by Moody's but rated at least B by S & P or Moody's (or, in either case, if unrated, deemed by the Advisor to be of comparable quality). Lower-rated securities generally offer a higher current yield than that available for higher grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.


Osterweis SAI                                         B-4

         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a Fund consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero-coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Options and Futures Transactions

         As indicated in the prospectus, to the extent consistent with its investment objectives and policies, the Fund may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets.

         Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; such losses may be mitigated or exacerbated by changes in the value of the Fund's securities during the period the option was outstanding.

         Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related

Osterweis SAI                                         B-5
portfolio positions of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Fund will segregate liquid assets, (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Fund.


                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

         2. (a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

         4. Purchase or sell real estate, commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the prospectus and in this Statement of Additional Information).

         5.  Invest  more  than 25% of the  market  value of its  assets  in the securities  of  companies  engaged  in any one  industry.  (Does  not  apply  to investment in the securities of the U.S. Government, its agencies or instrumentalities.)


Osterweis SAI                                         B-6

         6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

         7. Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

         The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

         8. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

         9. Invest in any issuer for purposes of exercising control or management.

         10. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or the Fund owning securities of investment companies in the aggregate which would exceed 10% of the value of the Fund's total assets.

         11. Invest, in the aggregate, more than 15% of its total assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

         Dividends from net investment income and distributions from net profits from the sale of securities, if any, are generally made annually by the Fund after the conclusion of its fiscal year (March 31). Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the twelve month period ended October 31 of each year will also be distributed by December 31 of each year.


Osterweis SAI                                         B-7

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.


Tax Information

         The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to qualify, the Fund must comply with all applicable requirements regarding the source of its income, diversification of its assets and timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income. The Fund will generally be subject to federal income tax on its undistributed net investment income and capital gains. To avoid federal excise taxes based on its net income, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and
(iii) any amounts from the prior calendar year that were not distributed.

         Net investment income consists of interest and dividend income and foreign currency gain, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

         Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

         Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholders have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income

Osterweis SAI                                         B-8
and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

     The Fund may write, purchase or sell certain options and futures contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless the Fund is eligible to make and makes a special election, such contracts that are "Section 1256 contracts" will be "marked-to-market" for federal income tax purposes at the end of each taxable year, i.e., each contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in such contracts will be 60% long-term and 40% short-term capital gain or loss. Section 1092 of the Code, which applies to certain "straddles", may affect the taxation of the Fund's transactions in options and futures contracts. Under Section 1092 of the Code, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions.

         One of the requirements for qualification as a regulated investment company is that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option contract.

         A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

         Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the Code. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the

Osterweis SAI                                         B-9

Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

         The Fund will not be subject to tax in The Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

         The foregoing discussion of the Code relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

         This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

                         TRUSTEES AND EXECUTIVE OFFICERS

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers and their affiliations and principal occupations for the past five years are set forth below.

Steven J. Paggioli,* 47  President and Trustee

479 West 22nd Street, New York, New York 10011. Executive Vice President, The Wadsworth Group (consultants) since 1986; Executive Vice President of Investment Company Administration Corporation ("ICAC") (mutual fund administrator and the Trust's administrator),and Vice President of First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor) since 1990.

Dorothy A. Berry, 52 Trustee

40 Maple Lane, Copake, NY 12516. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and

Osterweis SAI                                         B-10
manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook, 56 Trustee

One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel, 57 Trustee

2 Crown Lane, Savannah, GA 31411. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington, 51 Trustee

1191 Valley Road, Clifton, New Jersey 07103. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Eric M. Banhazl*, 39 Treasurer

2025 E. Financial Way, Suite 101, Glendora, California 91741. Senior Vice President, The Wadsworth Group, Senior Vice President of ICAC and Vice President of FFD since 1990.

Robin Berger*, 40 Secretary

479 West 22nd St., New York, New York 10011. Vice President, The Wadsworth Group since June, 1993; formerly Regulatory and Compliance Coordinator, Equitable Capital Management, Inc. (1991- 93).

Robert H. Wadsworth*, 57 Vice President

4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of The Wadsworth Group since 1982, President of ICAC and FFD since 1990.

*Indicates an "interested person" of the Trust as defined in the 1940 Act.

         Set forth below is the rate of compensation received by the following Trustees from the Fund and all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested trustees receive an annual retainer of $7,500 and a fee of $2,500 for each regularly scheduled meeting. These trustees also receive a fee of $1000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $4,500. Disinterested

Osterweis SAI                                         B-11
trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the Fund or any other portfolios of the Trust.

Name of Trustee                                       Total Annual Compensation

Dorothy A. Berry                                      $22,000
Wallace L. Cook                                       $17,500
Carl A. Froebel                                       $17,500
Rowley W.P. Redington                                 $17,500


         During the fiscal year ended March 31, 1997, trustees' fees and expenses in the amount of $3,001 were allocated to the Fund. As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.



                          THE FUND'S INVESTMENT ADVISOR

         The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Osterweis Capital Management, One Maritime Plaza, Suite 1201, San Francisco, CA 94111, is the Advisor to the Fund.

         Under an Investment Advisory Agreement with the Fund, the Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.00% annually.


         The Adviser has undertaken to limit the Fund's operating expenses to an annual level of 1.75% of the Fund's average net assets. During the fiscal year ended March 31, 1995, the Fund incurred advisory fees of $77,490 and the Advisor reimbursed expenses of $44,889. During the fiscal year ended March 31, 1996, the Adviser received fees of $160,490 and reimbursed expenses of $2,770. During the fiscal year ended March 31, 1997, the advisor received fees of $179,929.


         The Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

Osterweis SAI                                         B-12

                            THE FUND'S ADMINISTRATOR

         The Fund has an Administration Agreement with Investment Company Administration Corporation (the "Administrator"), a corporation owned and controlled by Messrs. Banhazl, Paggioli and Wadsworth with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, ICAC receives a monthly fee at the following annual rate:

Average Net Assets                                     Fee or Fee Rate
Under $15 million                                      $30,000
$15 to $15 million                                     0.20%
$50 to $100 million                                    0.15%
$100 to $150 million                                   0.10%
Over $150 million                                      0.05%


During the fiscal years ended March 31, 1995, March 31, 1996, and March 31, 1997, ICAC and its predecessor received fees of $30,000, $38,728 and $34,149, respectively.


                             THE FUND'S DISTRIBUTOR

         First Fund Distributors, Inc., (the "Distributor"), a corporation owned by Mr. Banhazl, Mr. Paggioli and Mr. Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distributing Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

Osterweis SAI                                         B-13

         Pursuant to the Investment Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers will be used to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Adviser will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

         While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser's overall responsibilities to the Fund.


Osterweis SAI                                         B-14

         Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser.
Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

         The Fund does not effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers.



         The Fund does not use the Distributor to execute its portfolio transactions. During the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, aggregate brokerage commissions paid by the Fund were $15,346, $23,276 and $23,956, respectively.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

         Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of

Osterweis SAI                                         B-15
the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.


Check-A-Matic

         As discussed in the Prospectus, the Fund provides a Check-A-Matic Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Check-A-Matic Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.


                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

         In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.

Osterweis SAI                                         B-16

Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


                             PERFORMANCE INFORMATION

         From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

         The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted

          T  =  average annual total return
          n  =  number of years
          ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period


Osterweis SAI                                         B-17

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.


         The Fund's average annual total returns for the one year period and period from inception on October 4, 1993 through March 31, 1997 were 11.60% and 9.69%, respectively.



                               GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.


         Star Bank, 425 Walnut St., Cincinnati, OH 45201 acts as Custodian of the securities and other assets of the Fund. American Data Services, P.O. Box 5536, Hauppauge, NY 11788-0132 acts as the Fund's transfer agent. The Custodian and Transfer agent do not participate in decisions relating to the purchase and sale of securities by the Fund.


         Ernst & Young, 515 S. Flower St., Los Angeles, CA 90071, are the independent auditors for the Fund.


         Paul, Hastings, Janofsky & Walker, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Fund.

         The following persons are beneficial owners of more than 5% of the Fund's outstanding voting securities as of June 23, 1997. An asterisk (*) denotes an account affiliated with the Advisor, officers or trustees:

         *Osterweis Retirement Trust, John S. Osterweis, Trustee, San Francisco, CA 94111; 11.94%

         Hawaiian Trust Co, Trustee, FBO J. Edmunds Amended Profit Sharing Trust, Honolulu, HI 96805-1930; 6.91%


         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate

Osterweis SAI                                         B-18
insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

         The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.


                              FINANCIAL STATEMENTS


         The annual report to shareholders for the Fund for the fiscal year ended March 31, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.



Osterweis SAI                                         B-19

                                    APPENDIX

                          Description of Bond Ratings*

Moody's Investors Service

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Osterweis SAI                                         B-20

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.


Osterweis SAI                                         B-21

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1997


                            PERKINS OPPORTUNITY FUND
                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                              730 East Lake Street
                             Wayzata, MN 55391-1713
                                 (800) 366-8361
                                 (612) 473-8367


         This Statement of Additional Information is not a prospectus and it should be read in conjunction with the prospectus of the Perkins Opportunity Fund (the "Fund"). A copy of the prospectus of the Fund dated August 1, 1997 is available by calling either of the numbers listed above.

                                TABLE OF CONTENTS


The Trust.......................................................................................................B-2
Investment Objective and Policies...............................................................................B-2
Investment Restrictions.........................................................................................B-7
Distributions and Tax Information...............................................................................B-9
Trustees and Executive Officers................................................................................B-11
The Fund's Investment Advisor..................................................................................B-13
The Fund's Administrator.......................................................................................B-13
The Fund's Distributor.........................................................................................B-14
Execution of Portfolio Transactions............................................................................B-15
Additional Purchase and Redemption Information.................................................................B-16
Determination of Share Price...................................................................................B-17
Performance Information........................................................................................B-18
General Information............................................................................................B-19
Financial Statements...........................................................................................B-20



Perkins SAI                                           B-1

                                    THE TRUST

         Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This Statement of Additional Information relates only to the Fund.


                        INVESTMENT OBJECTIVE AND POLICIES

         The Perkins Opportunity Fund (the "Fund") is a mutual fund with the investment objective of seeking capital appreciation. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

Repurchase Agreements


         The Fund may enter into repurchase agreements as discussed in the Prospectus. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund's total assets would be invested in illiquid securities including such repurchase agreements.


         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor,

Perkins SAI                                           B-2
the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the investment advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When-Issued Securities

         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.


Securities Lending

         Although the Fund's objective is capital appreciation, the Fund reserves the right to lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not

Perkins SAI                                           B-3
affiliated with the Advisor or Distributor and whose creditworthiness is acceptable to the Advisor. The borrower must deliver to the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the loaned securities at all times during the loan, marked to market daily. During the time the portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time. It is not anticipated that more than 5% of the value of the Fund's portfolio securities will be subject to lending.

Foreign Investments


         The Fund has reserved the right to invest in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.


         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Adviser will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar

Perkins SAI                                           B-4
financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

Options on Securities

         Although it has no present intention of doing so, the Fund reserves the right to engage in certain purchases and sales of options on securities. The Fund may write (i.e., sell) call options ("calls") on equity securities if the calls are "covered" throughout the life of the option. A call is "covered" if the Fund owns the optioned securities. When the Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

         The Fund may purchase a call on securities to effect a "closing purchase transaction" which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Fund on which it wishes to terminate its obligation. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

         The Fund also may write and purchase put options ("puts"). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. When the Fund writes a put, it will maintain at all times during the option period, in a segregated account, liquid assets equal in value to the exercise price of the put.

         The Fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

         The Fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the Fund as written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Fund. Until the underlying securities are released from escrow, they cannot be sold by the Fund.

         In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust

Perkins SAI                                           B-5
the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Short Sales

         The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund than is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.


         No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.


         Whenever the Fund engages in short sales, its custodian will segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.


Perkins SAI                                           B-6

         In addition, the Fund may make short sales "against the box," i.e. when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, in connection with opening, maintaining, and closing short sales against the box.

Leverage Through Borrowing

         The Fund may borrow money for leveraging purposes. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.


                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

         2. (a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such

Perkins SAI                                           B-7
short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

         4. Buy or sell interests in oil, gas or mineral exploration or development programs or related leases or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

         5. Purchase or sell commodities or commodity contracts (As a matter of operating policy, the Board of Trustees may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

         6.  Invest  more  than 25% of the  market  value of its  assets  in the securities  of  companies  engaged  in any one  industry.  (Does  not  apply  to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

         7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

         8. Invest in any issuer for purposes of exercising control or management.

         The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:


         9. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or the Fund owning securities of investment companies in the aggregate which would exceed 10% of the value of the Fund's total assets.

         10. Invest, in the aggregate, more than 15% of its total assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.


         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.






Perkins SAI                                           B-8

                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

         Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectus after the conclusion of the Fund's fiscal year (March 31). Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

         Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (I) at least 98% of its ordinary income for such year,
(ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and
(iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

         Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

         Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely

Perkins SAI                                           B-9
dependent on that Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

         Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

         A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

         Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Internal Revenue Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Perkins SAI                                           B-10

         The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

         This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

                         TRUSTEES AND EXECUTIVE OFFICERS

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers and their affiliations and principal occupations for the past five years are set forth below.


Steven J. Paggioli,* 47  President and Trustee

479 West 22nd Street, New York, New York 10011. Executive Vice President, The Wadsworth Group (consultants) since 1986; Executive Vice President of Investment Company Administration Corporation ("ICAC") (mutual fund administrator and the Trust's administrator),and Vice President of First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor) since 1990.

Dorothy A. Berry, 52 Trustee

40 Maple Lane, Copake, NY 12516. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).



Perkins SAI                                           B-11

Wallace L. Cook, 56 Trustee

One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel, 57 Trustee

2 Crown Lane, Savannah, GA 31411. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington, 51 Trustee

1191 Valley Road, Clifton, New Jersey 07103. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Eric M. Banhazl*, 39 Treasurer

2025 E. Financial Way, Suite 101, Glendora, California 91741. Senior Vice President, The Wadsworth Group, Senior Vice President of ICAC and Vice President of FFD since 1990.

Robin Berger*, 40 Secretary

479 West 22nd St., New York, New York 10011. Vice President, The Wadsworth Group since June, 1993; formerly Regulatory and Compliance Coordinator, Equitable Capital Management, Inc. (1991- 93).

Robert H. Wadsworth*, 57 Vice President

4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of The Wadsworth Group since 1982, President of ICAC and FFD since 1990.

*Indicates an "interested person" of the Trust as defined in the 1940 Act.

         Set forth below is the rate of compensation received by the following Trustees from the Fund and all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested trustees receive an annual retainer of $7,500 and a fee of $2,500 for each regularly scheduled meeting. These trustees also receive a fee of $1000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $4,500. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the Fund or any other portfolios of the Trust.

Perkins SAI                                           B-12

Name of Trustee                                       Total Annual Compensation

Dorothy A. Berry                                      $22,000
Wallace L. Cook                                       $17,500
Carl A. Froebel                                       $17,500
Rowley W.P. Redington                                 $17,500


         During the fiscal year ended March 31, 1997, trustees fees and expenses of $9,000 were allocated to the Fund. As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.


                          THE FUND'S INVESTMENT ADVISOR

         As stated in the Prospectus, investment advisory services are provided to the Fund by Perkins Capital Management, Inc., the Advisor, pursuant to an Investment Advisory Agreement. The Advisor is controlled by Richard Perkins, Sr., Richard Perkins, Jr. and Daniel Perkins.


         For the fiscal year ended March 31, 1995, the Advisor received fees of $48,841 and reimbursed the Fund for other expenses in the amount of $22,466. For the fiscal years ended March 31, 1996 and March 31, 1997, the Advisor received fees of $516,259 and $1,152,114, respectively.


         The use of the name "Perkins" by the Fund is pursuant to a license granted by the Advisor, and in the event the Investment Advisory Agreement with the Fund is terminated, the Advisor has reserved the right to require the Fund to remove any references to the name "Perkins."

         The Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.


                            THE FUND'S ADMINISTRATOR

         The Fund has an Administration Agreement with Investment Company Administration Corporation (the "Administrator"), a corporation owned and controlled by Messrs. Banhazl, Paggioli and Wadsworth with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all

Perkins SAI                                           B-13
securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, the Administrator receives an monthly fee at the following annual rate:


Less than $12,000,000            $30,000
$12 million to $50 million         0.25%
$50 million to $100 million        0.20%
$100 million to $200 million       0.15%
Over $200 million                  0.10%


During the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, the Administrator and its predecessor received fees of $30,000, $123,567 and $246,706, respectively.


                             THE FUND'S DISTRIBUTOR

         First Fund Distributors, Inc., (the "Distributor"), a corporation owned by Mr. Banhazl, Mr. Paggioli and Mr. Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distributing Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


  During the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, the aggregate sales commissions received by the Distributor were $35,000, $78,000 and $________, respectively.

         The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund (currently 0.20%). The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. During the fiscal year ended March 31, 1997, the Fund paid fees of $230,559 under the Plan, of which $______ was paid out as selling compensation to dealers and $______ was for reimbursement of printing expenses and $______ was for reimbursement of advertising/sales literature expenses. The Fund also has a Shareholder Service Plan pursuant to which payments or

Perkins SAI                                           B-14
reimbursements of payments may be made to selected brokers, dealers or administrators which have enetered into agreements for services provided to shareholders of the Fund. During the fiscal year ended March 31, 1997, fees of $133,335 were paid pursuant to the shareholder service plan.




                       EXECUTION OF PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers will be used to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Adviser will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

         While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the

Perkins SAI                                           B-15
spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser's overall responsibilities to the Fund.

         Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser.
Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

         The Fund does not effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers.


         The Fund does not use the Distributor to execute its portfolio transactions. During the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, brokerage commissions paid by the Fund totaled $42,830, $225,689 and $333,259, respectively.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.


Perkins SAI                                           B-16

         Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.


Check-A-Matic

         As discussed in the Prospectus, the Fund provides a Check-A-Matic Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Check-A-Matic Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.


                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The

Perkins SAI                                           B-17

Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

         In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


                             PERFORMANCE INFORMATION

         From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

         The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:



Perkins SAI                                           B-18

                                  P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted

          T  =  average annual total return
          n  =  number of years
          ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.


         The Fund's average annual total returns for the one year period and for the period from inception on February 18, 1993 through March 31, 1997 were -32.31% and 18.21%, respectively.



                               GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.


         Star Bank, 425 Walnut Street, Cincinnati, OH 45202 acts as Custodian of the securities and other assets of the Fund. Rodney Square Management Corp., P.O. Box 8987, Wilmington, DE 19899, acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.


         Tait, Weller & Baker, 121 South Broad Street, Philadelphia, PA 19107, are the independent auditors for the Fund.


         Paul, Hastings, Janofsky & Walker, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Fund.

         As of June 23, 1997, the following shareholders owned more than 5% of the outstanding voting securities of the Fund: Donaldson Lufkin Jenrette Securities Corporation, Jersey City, NJ 07303 5.23%; Charles Schwab & Co., Inc. For Exclusive Benefit of Customers, San Francisco CA 94104; 14.13%.


         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

Perkins SAI                                           B-19

The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

         The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                              FINANCIAL STATEMENTS


         The annual report to shareholders for the Fund for the fiscal year ended March 31, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.



Perkins SAI                                           B-20

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1997


                                 PRO-CONSCIENCE
                           WOMEN'S EQUITY MUTUAL FUND
                                   a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                           625 Market St., 16th Floor
                             San Francisco, CA 94105

                                (415) 547-9135
                                 (800) 385-7003



         This Statement of Additional Information is not a prospectus and it should be read in conjunction with the prospectus of the Pro-Conscience Women's Equity Mutual Fund (the "Fund"). A copy of the prospectus of the Fund dated August 1, 1997 is available by calling either of the numbers listed above.


                                TABLE OF CONTENTS


The Trust.......................................................................................................B-2
Investment Objective and Policies...............................................................................B-2
Investment Restrictions.........................................................................................B-5
Distributions And Tax Information...............................................................................B-6
Trustees And Executive Officers.................................................................................B-9
The Fund's Investment Advisor..................................................................................B-10
The Fund's Administrator.......................................................................................B-11
The Fund's Distributor.........................................................................................B-12
Execution of Portfolio Transactions............................................................................B-13
Additional Purchase And Redemption Information.................................................................B-15
Determination of Share Price...................................................................................B-16
Performance Information........................................................................................B-16
General Information............................................................................................B-17
Financial Statements...........................................................................................B-18
Appendix.......................................................................................................B-20








WEMF SAI                                              B-1

                                    THE TRUST

         Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This Statement of Additional Information relates only to the Fund.


                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a mutual fund with the investment objective of providing long-term capital appreciation by investing primarily in equity securities (common and preferred stocks). The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

Repurchase Agreements


         The Fund may enter into repurchase agreements as discussed in the Prospectus. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund's total assets would be invested in illiquid securities including such repurchase agreements.


         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security

WEMF SAI                                              B-2
to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the investment advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.


When-Issued Securities


         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.







WEMF SAI                                              B-3

Foreign Securities; Currency Contracts and Related Options

         Among the means through which the Fund may invest in foreign securities is the purchase of American Depository Receipts ("ADR's") or European Depository Receipts ("EDR's"). Generally, ADR's, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDR's, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADR's are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDR's are European receipts evidencing a similar arrangement. For purposes of the Funds' investment policies, ADR's and EDR's are deemed to have the same classification as the underlying securities they represent. Thus an ADR or EDR representing ownership of common stock will be treated as common stock.

         As indicated in the prospectus, to the extent consistent with its investment objectives and policies relating to investment in foreign securities, the Fund is authorized to engage in currency exchange transactions by means of buying and selling foreign currency on a spot basis, entering into foreign currency forward contracts, buying and selling currency options, futures and options on future to the extent of up to 5% of its assets. The Fund has no present intention to do so.

         These transactions involve certain risks. For example, there are significant differences between the securities markets and options, futures or currency contract markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use these transactions involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


         There can be no assurance that a liquid market will exist when the Fund seeks to close out an options, futures or currency contract position. The variable degree of correlation between price movements of options, futures or currency contracts and price movements in the related portfolio positions of the Fund creates the possibility that losses on these transactions may be greater than gains in the value of the Fund's position. Also, options, futures and currency contract markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction at all or without incurring losses. Although the use of these transactions is intended to reduce the risk of loss due to a decline in the value of the Fund's underlying position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. If the Fund determines to make use of these transactions to the limited degree set forth above, the Fund will observe the federal and other regulatory requirements pertaining to such transactions and will segregate liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such transactions to avoid leveraging of the Fund.





WEMF SAI                                              B-4

                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

         1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

         2. (a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

         4. Purchase or sell commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the prospectus and in this Statement of Additional Information).

         5.  Invest  more  than 25% of the  market  value of its  assets  in the securities  of  companies  engaged  in any one  industry.  (Does  not  apply  to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

         6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, currency contract or repurchase transactions.

         7. Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

         8. Purchase or sell real estate; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;


WEMF SAI                                              B-5

         The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

         9. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

         10. Invest in any issuer for purposes of exercising control or management.


         11. Invest in securities of other investment companies which would result in the Fund owning more than 3% of the outstanding voting securities of any one such investment company, the Fund owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or the Fund owning securities of investment companies in the aggregate which would exceed 10% of the value of the Fund's total assets.

         12. Invest, in the aggregate, more than 15% of its total assets in securities which are not readily marketable or are illiquid.


         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

         Dividends from net investment income and distributions from net profits from the sale of securities, if any, are generally made annually by the Fund after the conclusion of its fiscal year (March 31). Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the twelve month period ended October 31 of each year will also be distributed by December 31 of each year.

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

         Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and

WEMF SAI                                              B-6
timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (I) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

         Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

         Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on that Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

         Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.


         A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. In determining gain or loss

WEMF SAI                                              B-7
from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

         Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Internal Revenue Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

         The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

         This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.



WEMF SAI                                              B-8

                         TRUSTEES AND EXECUTIVE OFFICERS

         The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers and their affiliations and principal occupations for the past five years are set forth below.


Steven J. Paggioli,* 47  President and Trustee

479 West 22nd Street, New York, New York 10011. Executive Vice President, The Wadsworth Group (consultants) since 1986; Executive Vice President of Investment Company Administration Corporation ("ICAC") (mutual fund administrator and the Trust's administrator),and Vice President of First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor) since 1990.

Dorothy A. Berry, 52 Trustee

40 Maple Lane, Copake, NY 12516. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook, 56 Trustee

One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel, 57 Trustee

2 Crown Lane, Savannah, GA 31411. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington, 51 Trustee

1191 Valley Road, Clifton, New Jersey 07103. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).




WEMF SAI                                              B-9

Eric M. Banhazl*, 39 Treasurer

2025 E. Financial Way, Suite 101, Glendora, California 91741. Senior Vice President, The Wadsworth Group, Senior Vice President of ICAC and Vice President of FFD since 1990.

Robin Berger*, 40 Secretary

479 West 22nd St., New York, New York 10011. Vice President, The Wadsworth Group since June, 1993; formerly Regulatory and Compliance Coordinator, Equitable Capital Management, Inc. (1991- 93).

Robert H. Wadsworth*, 57 Vice President

4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of The Wadsworth Group since 1982, President of ICAC and FFD since 1990.

*Indicates an "interested person" of the Trust as defined in the 1940 Act.

         Set forth below is the rate of compensation received by the following Trustees from the Fund and all other portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested trustees receive an annual retainer of $7,500 and a fee of $2,500 for each regularly scheduled meeting. These trustees also receive a fee of $1000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $4,500. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the Fund or any other portfolios of the Trust.

Name of Trustee                                       Total Annual Compensation

Dorothy A. Berry                                      $22,000
Wallace L. Cook                                       $17,500
Carl A. Froebel                                       $17,500
Rowley W.P. Redington                                 $17,500


During the fiscal year ended March 31, 1997, trustees' fees and expenses of $3,000 were allocated to the Fund. As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.


                          THE FUND'S INVESTMENT ADVISOR

         The use of the name "Pro-Conscience" by the Fund is pursuant to a license granted by the Advisor, and in the event the Investment Advisory Agreement with the Fund is terminated, the

WEMF SAI                                              B-10

Advisor has reserved the right to require the Fund to remove any references to the name "Pro- Conscience."


         The Advisor has undertaken to limit the Fund's operating expenses to no more than 1.50% of the Fund's average net assets annually. For the fiscal year ended March 31, 1995, the Advisor waived its advisory fee and reimbursed expenses in an amount totaling $75,535. For the fiscal year ended March 31, 1996, the Advisor waived its advisory fee and reimbursed expenses totaling $68,805. For the fiscal year ended March 31, 1997, the Advisor waived its advisory fee and reimbursed expenses totaling $79,519.



Sub-Advisor


         United States Trust Company of Boston is the Sub-Advisor to the Fund, pursuant to a Sub-Advisory agreement approved by shareholders at a meeting held on September 15, 1995. The Sub-Advisor, together with the Advisor, is responsible for formulating and implementing the Fund's investment program. The Sub-Advisor is a Massachusetts-chartered banking and trust company and is a wholly-owned subsidiary of UST Corporation, a Massachusetts bank holding company. It is located at 40 Court St., Boston, MA 02108. The Sub-Advisor has approximately $3.1 billion of assets under management. The Trust Department of the Sub-Advisor has managed funds as a fiduciary since 1895. Ms. Cheryl Smith, Vice President of the Sub-Advisor, is the Fund's portfolio manager. For its services, the Sub-Advisor receives a Sub-Advisory fee from the Advisor at the rate of 0.25% of the Fund's average net assets annually. During the fiscal year ended March 31, 1997, the subadvisor waived its fee.


         The Fund receives investment advisory services pursuant to agreements with the Advisor and the Trust. Each such agreement, after its initial term, continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund to which the agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

                            THE FUND'S ADMINISTRATOR

         The Fund has entered into an Administration Agreement with Investment Company Administration Corporation ("ICAC"), a corporation owned and controlled by Messrs. Banhazl, Paggioli and Wadsworth. The Agreement provides that ICAC will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required

WEMF SAI                                              B-11
of the Fund; prepare all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and ICAC. ICAC received fees of $30,000 for each of the fiscal years ended March 31, 1995 and March 31, 1996. For the fiscal year ended March, 31, 1997, ICAC waived $22,603 of its$30,000 fee due from the Fund.


                             THE FUND'S DISTRIBUTOR

         First Fund Distributors, Inc., (the "Distributor"), a corporation owned by Mr. Banhazl, Mr. Paggioli and Mr. Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distributing Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


Distribution Plan

         At a meeting held on September 15, 1995, shareholders approved a distribution plan under Investment Company Act Rule 12b-1. The Plan provides that the Fund may pay distribution and related expenses of up to 0.25% of the Fund's average net assets to the Advisor as distribution coordinator. Expenses permitted to be paid include preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters, sales literature and other promotional material to prospective investors, direct mail solicitations, advertising, public relations, compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares, payments to financial intermediaries for shareholder support, administrative and accounting services with respect to shareholders of the Fund and such other expenses as may be approved from time to time by the Board of Trustees.

         The Plan allows excess distribution expenses to be carried forward by the Advisor, as distribution coordinator, and resubmitted in a subsequent fiscal year, provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board of Trustees has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward and (iii) the Trustees make a further determination, at the time any distribution expenses which have been carried forward are submitted for payment, that

WEMF SAI                                              B-12
payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.


         Under the Plan, the Trustees are furnished with information quarterly detailing the amount of expenses paid under the plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. Distribution fees in the amount of $9,811 were paid by the Fund for the fiscal year ended March 31, 1997.


                       EXECUTION OF PORTFOLIO TRANSACTIONS


         Pursuant to the Investment Advisory Agreement, the Adviser and Sub-Adviser determine which securities are to be purchased and sold by the Fund and which broker-dealers will be used to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Adviser and Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Adviser and Sub-Adviser will use their best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser and Sub-Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Adviser and Sub-Adviser consider such information, which is in addition to and not in lieu of the services required to be performed by them under their Agreements with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.


WEMF SAI                                              B-13

         While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser or Sub-Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser and Sub-Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser and Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser and Sub-Adviser's overall responsibilities to the Fund.

         Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser and Sub-Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser and Sub-Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.


         The Fund does not effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Fund for their customers.



         The Fund does not use the Distributor to execute its portfolio transactions. During the Fund's fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997, brokerage commissions paid by the Fund totaled $31,934, $12,822 and $6,012, respectively.






WEMF SAI                                              B-14

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

         Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c)for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

         The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.


Check-A-Matic

         As discussed in the Prospectus, the Fund provides a Check-A-Matic Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Check-A-Matic Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.


WEMF SAI                                              B-15

                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

         In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


                             PERFORMANCE INFORMATION

         From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

         The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.


WEMF SAI                                              B-16

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted

          T  =  average annual total return
          n  =  number of years
          ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

         Aggregate total return is calculated in a similar manner, except that the results are not annualized.Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.


         The Fund's average annual total returns for the one year period and from inception on October 1, 1993 through March 31, 1997 were 6.76% and 8.01% respectively.



                               GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.


         The Star Bank, located at 425 Walnut St., Cincinnati, Ohio 45201 acts as Custodian of the securities and other assets of the Fund. American Data Services, P.O. Box 5536, Hauppauge, NY 11788-0132 acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.


         Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, PA 19102, are the independent auditors for the Fund.


         Paul, Hastings, Janofsky & Walker, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Fund.


WEMF SAI                                              B-17

         The following persons are beneficial owners of more than 5% of the Fund's outstanding voting securities as of June 23, 1997. An asterisk denotes an account affiliated with the Fund's investment advisor, officers, or trustees:

         *Star Bank, Cust., L. Christian IRA, Seattle, WA 98119; 7.08%

         *Hud & Co., c/o U.S. Trust Co. Boston, Boston, MA 02108; 5.01%

         First National Bank of Seattle, Trustee, Rosebud Trust, Los Angeles, CA 90051; 6.56%.

         Charles Schwab & Co., Inc. For Exclusive Benefit of Customers, San Francisco CA 94104; 13.04%



         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

         The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.



                              FINANCIAL STATEMENTS


         The annual report to shareholders for the Fund for the fiscal year ended March 31, 1997 is a separate document supplied with this Statement of Additional Information and the financial


WEMF SAI                                              B-18
statements,  accompanying notes and report of independent  accountants appearing
therein  are   incorporated   by  reference  in  this  Statement  of  Additional
Information.



WEMF SAI                                              B-19

                                    APPENDIX

                          Description of Bond Ratings*

Moody's Investors Service

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


WEMF SAI                                              B-20

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.


WEMF SAI                                              B-21

                              PROFESSIONALLY MANAGED PORTFOLIOS

                                        FORM N-1A
                                         PART C

Item 24.  Financial Statements and Exhibits.


     (a) Financial Statements: Financial Statements for the fiscal year ended March 31, 1997: Incorporated by reference from the annual reports to shareholders for the fiscal year ended March 31, 1997) (Avondale Total Return, Harris Bretall Sullivan & Smith Growth Equity, Hodges, Osterweis, Perkins Opportunity and Women's Equity Mutual Fund Series).


          Financial  Statements  for  the  fiscal  year  ended  June  30,  1996:
          Incorporated by Reference from the annual reports to shareholders for the fiscal year ended June 30, 1996 (Boston Managed Growth Fund, Leonetti Balanced Fund, U.S. Global Leaders Growth Fund series).

          Financial  Statements  for the  fiscal  year ended  August  31,  1996:
          Incorporated by Reference from the annual reports to shareholders for the fiscal year ended August 31, 1996 (Academy Value, Lighthouse Growth and Trent Equity Fund Series).

          Financial Statements for the fiscal yer ended December 31, 1996; Incorporated by Reference from the annual reports to shareholders for the fiscal year ended December 31, 1996 (Insightful Investor Growth Fund Series, Matrix Growth Fund Series, Matrix Emerging Growth Fund Series)


         (b)  Exhibits:

                  (1)  Agreement and Declaration of Trust-2

                  (2)  By-Laws--2

                  (3)  Voting Trust Agreement -- Not applicable

                  (4)  Specimen Share Certificate-3

                  (5)  Form of Investment Advisory Agreement-1

                  (6)  Form of Distribution Agreement-1

                  (7)  Benefit Plan -- Not applicable

                  (8)  Form of Custodian and Transfer Agent
                       Agreements-6


                  (9)  Form of Administration Agreement--7


                  (10) Consent and Opinion of Counsel as to legality of
                       shares-3

                  (11)  Consent of Accountants

                  (12) All Financial Statements omitted from Item 23 -- Not applicable

                  (13) Letter of Understanding relating to initial capital-3

                  (14)  Model Retirement Plan Documents - Not applicable

                  (15)  Form of Plan pursuant to Rule 12b-1 -1

                  (16)  Schedule for Computation of Performance
                        Quotations-5


1 Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on January 16, 1996.

2 Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on December 29, 1995.

3  Incorporated  by  reference  from  Pre-Effective   Amendment  No.  1  to  the
Registration Statement on Form N-1A, filed on April 13, 1987.

4  Incorporated  by  reference  to   Post-effective   Amendment  No.  5  to  the
Registration Statement on Form N-1A, filed on May 2, 1991.

5  Incorporated  by  reference  to   Post-Effective   Amendment  No.  7  to  the
Registration Statement on Form N-1A filed on June 17, 1992.

6  To be filed by amendment.


7 Incorporated by reference from Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 24, 1997.


Item 25. Persons Controlled by or under Common Control with Registrant.

         As of the date of this Amendment to the Registration Statement, there are no persons controlled or under common control with the Registrant.

Item 26. Number of Holders of Securities.


                                                  Number of Record
                                                  Holders as of
               Title of Class                     June 20, 1997

Shares of Beneficial Interest, no par value:

          Academy Value Fund                         147
          Avondale Total Return Fund                 148
          Boston Managed Growth Fund                 176
          Hodges Fund                                984
          Osterweis Fund                             125
          Perkins Opportunity Fund                 7,485
          ProConscience Womens Equity Fund           493
          Trent Equity Fund                          123
          Matrix Growth Fund                         410
          Matrix Emerging Growth Fund                 62
          Leonetti Balanced Fund                     302
          Lighthouse Growth Fund                     372
          U.S.Global Leaders Growth Fund              91
          Harris, Bretall, Sullivan & Smith
           Growth Equity Fund                         67
          Pzena Focused Value Fund                   140
          Titan Financial Services Fund              306



Item 27.  Indemnification

     The information on insurance and indemnification is incorporated by reference to Pre-Effective Amendment No. 1 and Post-Effective Amendment No. 1 to the Registrant's Registration Statement.

         In addition, insurance coverage for the officers and trustees of the Registrant also is provided under a Directors and Officers/Errors and Omissions Liability insurance policy issued by ICI Mutual Insurance Company with a $1,000,000 limit of liability.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.

         With respect to Investment Advisors, the response to this item is incorporated by reference to their Form ADVs as amended:


      Herbert R. Smith & Co, Inc.        File No. 801-7098
      Hodges Capital Management, Inc.    File No. 801-35811
      Perkins Capital Management, Inc.   File No. 801-22888
      Osterweis Capital Management       File No. 801-18395
      Pro-Conscience Funds, Inc.         File No. 801-43868
      Trent Capital Management, Inc.     File No. 801-34570
      Academy Capital Management         File No. 801-27836
      Sena, Weller, Rohs, Williams       File No. 801-5326
      Leonetti & Associates, Inc.        File No. 801-36381
      Lighthouse Capital Management      File No. 801-32168
      Yeager, Wood & Marshall, Inc.      File No. 801-4995
      Harris Bretall Sullivan & Smith    File No. 801-7369
      Pzena Investment Management LLC    File No. 801-50838
      Titan Investment Advisers, LLC     File No. 801-51306
      Pacific Gemini Partners LLC        File No. 801-50007


    With respect to United States Trust Company of Boston,  the response to this item is incorporated by reference to the responses to Item 5 of Part A and Item 16 of Part B ("Management")of Post-Effective Amendment No. 20 to the Registration Statement.

Item 29.  Principal Underwriters.


         (a) First Fund Distributors, Inc. (the "Distributor") is the principal underwriter all series of the Registrant except for the Hodges Fund, the Matrix Growth Fund and the Matrix Emerging Growth Fund. The Distributor acts as principal underwriter for the following other investment companies:

            Advisors Series Trust
            Guinness Flight Investment Funds, Inc.
            Hotchkis and Wiley Funds
            Jurika & Voyles Fund Group
            Kayne Anderson Mutual Funds
            Masters' Select Investment Trust
            O'Shaughnessy Funds, Inc.
            PIC Investment Trust
            Rainier Investment Management Mutual Funds
            RNC Mutual Fund Group, Inc.
            UBS Private Investor Funds


     First Dallas Securities, Inc., 2311 Cedar Springs Rd., Ste. 100, Dallas, TX 75201, an affiliate of Hodges Capital Management, acts as Distributor of the Hodges Fund. The President and Chief Financial Officer of First Dallas Securities, Inc. is Don W. Hodges. First Dallas does not act as principal underwriter for any other investment companies. Reynolds, DeWitt Securities Co., an affiliate of Sena Weller Rohs Williams, 300 Main St., Cincinnati, OH 45202, acts as Distributor for the Matrix Growth Fund and Matrix Emerging Growth Fund.


         (b)  The officers of First Fund Distributors, Inc. are:

         Robert H. Wadsworth                         President & Treasurer
         Eric Banhazl                                Vice President
         Steven J. Paggioli                          Secretary

     Each officer's business address is 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. Mr. Paggioli serves as President and a Trustee of the Registrant. Mr. Wadsworth serves as Vice President of the Registrant. Mr. Banhazl serves as Treasurer of the Registrant.

         c.   Incorporated   by  reference  from  the  Statement  of  Additional
Information filed herewith as Part B.


Item 30.  Location of Accounts and Records.

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession the Registrant's custodian and transfer agent, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2) (iii). (4), (5), (6), (7), (9), (10) and (11) of Rule
31a-1(b)), which, with respect to portfolio transactions are kept by each Fund's Advisor at its address set forth in the prospectus and statement of additional information and with respect to trust documents by its administrator at 479 West 22nd Street, New York, NY 10011 and 2025 E. Financial Way, Ste. 101, Glendora, CA 91741.

Item 31. Management Services.

         There are no management-related service contracts not discussed in Parts A and B.


Item 32.  Undertakings

    The registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of each Fund's latest annual report to shareholders, upon request and without charge.

                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York in the State of New York on June 30, 1997.


                              PROFESSIONALLY MANAGED PORTFOLIOS

                                  By  /S/ Steven J. Paggioli
                                      Steven J. Paggioli
                                      President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/S/ Steven J. Paggioli            Trustee       June 30, 1997
Steven J. Paggioli

/S/ Eric M. Banhazl               Principal     June 30, 1997
Eric M. Banhazl                   Financial
                                  Officer

Dorothy A. Berry                  Trustee       June 30, 1997
*Dorothy A. Berry

Wallace L. Cook                   Trustee       June 30, 1997
*Wallace L. Cook

Carl A. Froebel                   Trustee       June 30, 1997
*Carl A. Froebel

Rowley W. P. Redington            Trustee       June 30, 1997
*Rowley W. P. Redington


* By /S/ Steven J. Paggioli
     Steven J. Paggioli, Attorney-in-Fact under powers of
     attorney as filed with Post-Effective Amendment No. 20 to the Registration Statement filed on May 17, 1995